                                                                    EXHIBIT 99.6

             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

                                     BETWEEN

                      LEHMAN BROTHERS BANK, FSB, Purchaser

                                       and

                        CENDANT MORTGAGE CORPORATION and

                    BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST
             (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)
                                     Sellers

                          dated as of February 1, 2002

                                 DOCUMENT INDEX

1.       Mortgage Loan Flow Purchase, Sale & Servicing Agreement

         Exhibits

         A.       Mortgage Loan Schedule

         B.       Content of Mortgage File
                  B-1      Purchaser's Mortgage File (Collateral File)
                  B-2      Servicer's Mortgage File (Credit Documents)

         C.
                  C-1      Cendant Guidelines and Restrictions
                  C-2      Purchaser Guide

         Exhibits

         Exhibit 2.05         Form of Assignment, Assumption and Recognition Agreement
         Exhibit 5.03(a)      Report P-4DL
         Exhibit 5.03(b)      Report S-5L2
         Exhibit 5.03(c)      Form of Notice of Foreclosure
         Exhibit 5.04-1       Form of Collection Account Certification
         Exhibit 5.04-2       Form of Collection Account Letter Agreement
         Exhibit 5.06-1       Form of Escrow Account Certification
         Exhibit 5.06-2       Form of Escrow Account Letter Agreement
         Exhibit 6.02(a)      Report P-139 -- Monthly Statement of Mortgage Accounts
         Exhibit 6.02(b)      Report S-50Y -- Private Pool Detail Report
         Exhibit 6.02(c)      Report 5-213 -- Summary of Curtailments Made Remittance

                              Report
         Exhibit 6.02(d)      Report 5-214 -- Summary of Paid in Full Remittance Report
         Exhibit 6.02(e)      Report 5-215 -- Consolidation of Remittance Report
         Exhibit 6.02(f)      Report T-62C -- Monthly Accounting Report
         Exhibit 6.02(g)      Report T-62E -- Liquidation Report
         Exhibit 8.01         Report P-195 Delinquency Report
         Exhibit 9            Custodial Agreement
         Exhibit 10           Form of Warranty Bill of Sale
         Exhibit 11           Form of Additional Collateral Servicing Agreement
2.       Additional Collateral Servicing Agreement

3.       Custodial Agreement

4.       Side Letter Agreement

             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

                          dated as of February 1, 2002

                                     between

                      LEHMAN BROTHERS BANK, FSB, Purchaser

                                       and

                        CENDANT MORTGAGE CORPORATION and

                    BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST
             (formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)
                                     Sellers

                                    Schedules

A.       Mortgage Loan Schedule

B.       Content of Mortgage File

         B-1      Purchaser's Mortgage File (Collateral File)
         B-2      Servicer's Mortgage File (Credit Documents)

C.

         C-1      Cendant Guidelines and Restrictions
         C-2      Purchaser Guide

                                    Exhibits

          Exhibit 2.05        Form of Assignment, Assumption and Recognition Agreement
          Exhibit 5.03(a)     Report P-4DL
          Exhibit 5.03(b)     Report S-5L2
          Exhibit 5.03(c)     Form of Notice of Foreclosure
          Exhibit 5.04-1      Form of Collection Account Certification
          Exhibit 5.04-2      Form of Collection Account Letter Agreement
          Exhibit 5.06-1      Form of Escrow Account Certification
          Exhibit 5.06-2      Form of Escrow Account Letter Agreement
          Exhibit 6.02(a)     Report P-139 -- Monthly Statement of Mortgage Accounts
          Exhibit 6.02(b)     Report S-50Y -- Private Pool Detail Report
          Exhibit 6.02(c)     Report 5-213 -- Summary of Curtailments Made Remittance Report
          Exhibit 6.02(d)     Report 5-214 -- Summary of Paid in Full Remittance Report
          Exhibit 6.02(e)     Report 5-215 -- Consolidation of Remittance Report
          Exhibit 6.02(f)     Report T-62C -- Monthly Accounting Report
          Exhibit 6.02(g)     Report T-62E -- Liquidation Report
          Exhibit 8.01        Report P-195 Delinquency Report
          Exhibit 9           Custodial Agreement
          Exhibit 10          Form of Warranty Bill of Sale
          Exhibit 11          Form of Additional Collateral Servicing Agreement

                          MORTGAGE LOAN FLOW PURCHASE,
                           SALE & SERVICING AGREEMENT

         This Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002, is entered into among Lehman Brothers Bank, FSB, as the Purchaser ("Purchaser"), and Cendant Mortgage Corporation ("Cendant Mortgage") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (the "Trust," together with Cendant Mortgage, the "Sellers" and individually, each a "Seller"), as the Sellers.

                              PRELIMINARY STATEMENT

         1. Cendant Mortgage is engaged in the business, inter alia, of making loans to individuals, the repayment of which is secured by a first lien mortgage on such individuals' residences (each, a "Mortgage Loan"). The Trust is engaged in the business of purchasing such Mortgage Loans from Cendant Mortgage and selling same to investors.

         2. The Purchaser is engaged in the business, inter alia, of purchasing Mortgage Loans for its own account.

         3. Cendant Mortgage has established certain terms, conditions and loan programs, as described in Cendant Mortgage's Program and Underwriting Guidelines, as in effect on the date hereof and as subsequently amended as provided herein (the "Cendant Guide"), and Purchaser has established certain terms and conditions related to its purchase of Mortgage Loans, as in effect on the date hereof and as subsequently amended as provided herein (the "Purchaser Guide"), and the Purchaser is willing to purchase Mortgage Loans that comply with such terms, conditions and loan programs. The applicable provisions of the Cendant Guide and the Purchaser Guide are attached hereto as Schedules C-1 and C-2, respectively.

         4. The Purchaser and the Sellers desire to establish a flow program whereby Cendant Mortgage will make Mortgage Loans which meet the applicable provisions of the Cendant Guide, and the Purchaser will, on a regular basis, purchase such Mortgage Loans from Cendant Mortgage or the Trust, as applicable, provided the parties agree on the price, date and other conditions or considerations as set forth in this Agreement and the Purchaser Guide.

         5. The Purchaser and the Sellers wish to prescribe the terms and manner of purchase by the Purchaser and sale by Sellers of the Mortgage Loans, and the management and servicing of the Mortgage Loans by Cendant Mortgage, as the Servicer (the "Servicer"), in this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Purchaser and the Sellers agree as follows:

                             ARTICLE I: DEFINITIONS

         Section 1.01  Defined Terms.

         Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article:

         "Affiliate": When used with reference to a specified Person, any Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 1 0% or more of any class of equity securities of the specified Person or of which the specified person is directly or indirectly the owner of 1 0% or jitore of any class of equity securities.

         "Agreement": This Mortgage Loan Flow Purchase, Sale & Servicing Agreement among the Purchaser and the Sellers.

         "ALTA": The American Land Title Association.

         "Appraised Value": With respect to any Mortgaged Property, the lesser of: (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC; or (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided that, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property shall be based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC.

         "ARM Loan": An "adjustable rate" Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Mortgage Note.

         "Assignment": An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan to the Purchaser or, in the case of a MERS Mortgage Loan, an electronic transmission to MERS, identifying a transfer of ownership of the related Mortgage to the Purchaser or its designee.

         "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.

         "Business Day": Any day other than (i) a Saturday or Sunday or (ii) a day on which the Federal Reserve is closed.

         "Cendant Guide": As defined in paragraph 3 of the Preliminary Statement to this Agreement.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collection Account": The separate trust account or accounts created and maintained pursuant to Section 5.04 which shall be entitled "Cendant Mortgage Corporation, as servicer and custodian for the Purchaser of Mortgage Loans under the Mortgage Loan Flow Purchase, Sale &

Servicing Agreement, dated as of February 1, 2002."

         "Condemnation Proceeds": All awards or settlements in respect of a taking of an entire Mortgaged Property or a part thereof by exercise of the power of eminent domain or condemnation.

         "Credit Documents": Those documents, comprising part of the Mortgage File, required of the Mortgagor, as described in Section 2 (Specific Loan Program Guidelines) of the Guide.

         "Custodian": LaSalle Bank N.A.

         "Custodial Agreement": The agreement between the Custodian and Purchaser attached hereto as Exhibit 9.

         "Cut Off Date": The first day of the month in which the related Funding Date occurs.

         "Defective Mortgage Loan": As defined in Section 3.04(3).

         "Determination Date": The 15th day of each calendar month, commencing on the 15th day of the month following the Funding Date, or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

         "Due Date": With respect to any Mortgage Loan, the day of the month on which each Monthly Payment is due thereon, exclusive of any days of grace.

         "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

         "Effective Loan-to-Value Ratio" or "ELTV": With respect to any Mortgage Loan which falls under Merrill Lynch Credit Corporation (MLCC) Additional Collateral program, ELTV represents the Loan Balance less Pledge Amount divided by the lesser of Purchase Price or Appraised Value of the Property.

         "Eligible Account": One or more accounts (i) that are maintained with a federal or state depository institution or trust company the long-term unsecured debt obligations of which have been rated by each Rating Agency in one of its two highest rating categories at the time of any deposit therein, (ii) that are trust accounts with any federal or state depository institution or trust company held by the depository institution in its capacity as a corporate trustee, or
(iii) the deposits in which are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Purchaser has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained. In addition, solely with respect to Mortgage Loans which are not part of a securitization, "Eligible Account" shall include any accounts that meet the standards established from time to time by FNMA for eligible custodial depositories.

         "Environmental Assessment": A "Phase I" environmental assessment of a Mortgaged Property prepared by an Independent Person who regularly conducts environmental assessments and who has any necessary license(s) required by applicable law and has five years experience in conducting environmental assessments.

         "Environmental Conditions Precedent to Foreclosure" : As defined in
Section 5.15(v).

         "Environmental Laws": All federal, state, and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

         "Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 5.06 which shall be entitled "Cendant Mortgage Corporation, as servicer and custodian for the Purchaser under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002 (as amended), and various mortgagors."

         "Escrow Payments" : The amounts constituting ground rents, taxes, assessments, water rates, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

         "Event of Default": Any one of the conditions or circumstances enumerated in Section 10.01.

         "FDIC": The Federal Deposit Insurance Corporation or any successor organization.

         "FHLMC": The Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or any successor organization.

         "FHLMC Servicing Guide": The FHLMC/Freddie Mac Sellers' and Servicers' Guide in effect on and after the Funding Date.

         "Fidelity Bond": A fidelity bond to be maintained by the Servicer pursuant to Section 5.12.

         "FNMA": The Federal National Mortgage Association (also known as Fannie
Mae) or any successor organization.

         "FNMA Guide": The FNMA/Fannie Mae Selling Guide and the Servicing Guide, collectively, in effect on and after the Funding Date.

         "Funding Date": Each date (up to four per month) that the Purchaser purchases Mortgage Loans from the Sellers hereunder.

         "Gross Margin": With respect to each ARM Loan, the fixed percentage added to the Index on each Rate Adjustment Date, as specified in each related Mortgage Note and listed in the Mortgage Loan Schedule.

         "Independent": With respect to any specified Person, such Person who:
(i) does not have any direct financial interest or any material indirect financial interest in the applicable Mortgagor, the Sellers, the Purchaser, or their Affiliates; and (b) is not connected with the applicable Mortgagor, the Sellers, the Purchaser, or their respective Affiliates as an officer, employee, promoter, underwriter, trustee, member, partner, shareholder, director, or Person performing similar functions.

         "Index": With respect to each ARM Loan, on each Rate Adjustment Date, the applicable rate index set forth on the Mortgage Loan Schedule, which shall be an index described on such Mortgage Loan Schedule.

         "Insolvency Proceeding": With respect to any Person: (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors; or
(ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person's creditors; in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

         "Insurance Proceeds": Proceeds of any Primary Insurance Policy, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own or its Affiliates' account or managed by it for third-party institutional investors.

         "Legal Documents": Those documents, comprising part of the Mortgage File, set forth in Schedule B-I of this Agreement.

         "Lender Mortgage Insurance Fee": With respect to certain Mortgage Loans, such fee as may be established by the Seller, and which will be further set forth on the related Mortgage Loan Schedule, as the case may be, which shall be deducted from the Note Rate to determine the Mortgage Loan Remittance Rate.

         "Liquidation Proceeds": Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Servicer in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgaged Loan.

         "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the lesser of the Appraised Value of the related Mortgaged Property or the purchase price.

         "MAT Appraiser": With respect to any real property, a member of the American institute of Real Estate Appraisers with a minimum of 5 years of experience appraising real property of a type similar to the real property being appraised and located in the same geographical area as the real property being appraised.

         "MERS": Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

         "MERS Eligible Mortgage Loan": Any Mortgage Loan that under applicable law and investor requirements is recordable in the name of MERS in the jurisdiction in which the related Mortgaged Property is located.

         "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage, or an Assignment, has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

         "Monthly Advance": The aggregate amount of the advances made by the Servicer on any Remittance Date pursuant to and as more fully described in
Section 6.03.

         "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

         "Monthly Period": Initially, the period from the Funding Date through to and including the first Record Date during the term hereof, and, thereafter, the period commencing on the day after each Record Date during the term hereof and ending on the next succeeding Record Date during the term hereof (or, if earlier, the date on which this Agreement terminates).

         "Mortgage": The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

         "Mortgaged Property": With respect to a Mortgage Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple estate.

         "Mortgage File": With respect to a particular Mortgage Loan, those origination and servicing documents, escrow documents, and other documents as are specified on Schedule B-1 to this Agreement.

         "Mortgage Loan": Each individual mortgage loan (including all documents included in the Mortgage File evidencing the same, all Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, and other proceeds relating thereto, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith) which is the subject of this Agreement. The Mortgage Loans subject to this Agreement shall be identified on Mortgage Loan Schedules prepared in connection with each Funding Date.

         "Mortgage Loan Remittance Rate": The Note Rate of the Mortgage Loans less the Servicing Fee Rate and less the Lender Mortgage Insurance fee, if applicable.

         "Mortgage Loan Schedule": The list of Mortgage Loans identified on each Funding Date that sets forth the information with respect to each Mortgage Loan that is specified on Exhibit A hereto. A Mortgage Loan Schedule will be prepared for each Funding Date.

         "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgagor": The obligor on a Mortgage Note.

         "Note Rate": With respect to any Mortgage Loan at any time any determination thereof is to be made, the annual rate at which interest accrues thereon, in the case of an ARM Loan, as adjusted from time to time in accordance with the provisions of the Mortgage Loan.

         "Officers' Certificate": A certificate signed by (i) the President or a Vice President and (ii) the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered by the Servicer to the Purchaser as required by this Agreement.

         "Layoff": With respect to any Mortgage Loan, any payment or recovery received in advance of the last scheduled Due Date of such Mortgage Loan, which payment or recovery consists of principal in an amount equal to the outstanding principal balance of such Mortgage Loan, all accrued and unpaid prepayment penalties, premiums, and/or interest with respect thereto, and all other unpaid sums due with respect to such Mortgage Loan.

         "Permitted Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

         (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-I" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-l" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, incorporated organization or government or any agency or political subdivision thereof.

         "Prepaid Monthly Payment": Any Monthly Payment received prior to its scheduled Due Date and which is intended to be applied to a Mortgage Loan on its scheduled Due Date.

         "Primary Insurance Policy": Each primary policy of mortgage insurance in effect with respect to a Mortgage Loan and as so indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Servicer pursuant to Section 5.08.

         "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan (including a Payoff), other than a Monthly Payment or a Prepaid Monthly Payment which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment and which is intended to reduce the principal balance of the Mortgage Loan.

         "Purchaser": Lehman Brothers Bank, FSB, or its successor in interest or any successor under this Agreement appointed as herein provided.

         "Purchaser Guide": As defined in paragraph 3 of the Preliminary Statement to this Agreement.

         "Purchaser's Account": The account of the Purchaser at a bank or other entity most recently designated in a written notice by the Purchaser to Sellers as the "Purchaser's Account."

         "Purchase Price": as to each Mortgage Loan to be sold hereunder, the price set forth in the related Delivery Commitment subject to Price Adjustment in accordance with the Purchaser Guide.

         "Qualified Mortgage Insurer": American Guaranty Corporation, Commonwealth Mortgage Assurance Company, General Electric Mortgage Insurance Companies, Mortgage Guaranty Insurance Corporation, PMI Mortgage Insurance Company, Republic Mortgage Insurance Company, Radian Guaranty Corporation or United Guaranty Residential Insurance Corporation.

         "Rate Adjustment Date": With respect to each ARM Loan, the date on which the Note Rate adjusts.

         "Rating Agency": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Moody's Investors Service, Inc., or Fitch Investors Service, Inc.

         "Record Date": The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

         "Refinanced Mortgage Loan": A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Internal Revenue Code or any similar tax vehicle providing for the pooling of assets (such as a Financial Asset Security Investment Trust).

         "Remittance Date": The 18th day of each calendar month, commencing on the 18th day of the month following the Funding Date, or, if such 18th day is not a Business Day, then the next Business Day immediately preceding such 18th day.

         "Remittance Rate": With respect to each Mortgage Loan, the related Note Rate minus the Servicing Fee Rate and minus Lender Mortgage Insurance Fee where applicable.

         "REO Disposition": The final sale by the Servicer of any REO Property.

         "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Purchaser as described in Section 5.13.

         "Repurchase Price": As to (a) any Defective Mortgage Loan required to be repurchased hereunder with respect to which a breach occurred or (b) any Mortgage Loan required to be repurchased pursuant to Section 3.04 and/or Section 7.02, an amount equal to the Unpaid Principal Balance of such Mortgage Loan at the time of repurchase; plus (2) interest on such Mortgage Loan at the applicable Note Rate from the last date through which interest has been paid and distributed to the Purchaser hereunder to the date of repurchase; minus(3) any amounts received in respect of such Defective Mortgage Loan which are being held in the Collection Account for future remittance.

         "Scheduled Principal Balance": With respect to any Mortgage Loan, (i) the outstanding principal balance as of the Funding Date after application of principal payments due on or before such date whether or not received, minus
(ii) all amounts previously remitted to the Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section 6.03.

         "Sellers": Cendant Mortgage Corporation, a New Jersey corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), a Delaware business trust, or their successors in interest or any successor under this Agreement appointed as herein provided.

         "Servicer": Cendant Mortgage Corporation, a New Jersey corporation.

         "Servicer's Mortgage File": The documents pertaining to a particular Mortgage Loan which are specified on Schedule B-2 attached hereto and any additional documents required to be included or added to the "Servicer's Mortgage File" pursuant to this Agreement.

         "Servicing Advances": All "out of pocket" costs and expenses that are customary, reasonable and necessary which are incurred by the Servicer in the performance of its servicing obligations hereunder, including (without duplication) (i) reasonable attorneys' fees and (ii) the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the servicing, management and liquidation of any Specially Serviced Mortgaged Loans and/or any REO Property, and (d) compliance with the Servicer's obligations under Section 5.08.

         "Servicing Event": Any of the following events with respect to any Mortgage Loan: (i) any Monthly Payment being more than 60 days delinquent; (ii) any filing of an Insolvency Proceeding by or on behalf of the related Mortgagor, any consent by or on behalf of the related Mortgagor to the filing of an Insolvency Proceeding against such Mortgagor, or any admission by or on behalf of such Mortgagor of its inability to pay such Person's debts generally as the same become due; (iii) any filing of an Insolvency Proceeding against the related Mortgagor that remains undismissed or unstayed for a period of 60 days after the filing thereof; (iv) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the related Mortgagor or with respect to any Mortgaged Property; (v) any receipt by the Servicer of notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; (vi) any proposal of a material modification (as reasonably determined by Seller) to such Mortgage Loan due to a default or imminent default under such Mortgage Loan; or (vii) in the reasonable judgment of the Servicer, the occurrence, or likely occurrence within 60 days, of a payment default with respect to such Mortgage Loan that is likely to remain uncured by the related Mortgagor within 60 days thereafter.

         "Servicing Fee": The annual fee, payable monthly to the Servicer out of the interest portion of the Monthly Payment actually received on each Mortgage Loan. The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.

         "Servicing Fee Rate": (i) with respect to any ARM Loan, 0.375% per annum; provided that, prior to the first Rate Adjustment Date with respect to any such Mortgage Loan, such rate may be, at the Servicer's option, not less than 0.25% per annum; and (ii) with respect to any Mortgage Loan other than an ARM Loan, 0.25% per annum. Such rate will be indicated on the Mortgage Loan Schedule.

         "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written list of servicing officers furnished by the Servicer to the Purchaser upon request therefor by the Purchaser, as such list may from time to time be amended.

         "Specially Serviced Mortgage Loan": A Mortgage Loan as to which a Servicing Event has occurred and is continuing.

         "Unpaid Principal Balance": With respect to any Mortgage Loan, at any time, the actual outstanding principal balance then payable by the Mortgagor under the terms of the related

Mortgage Note.

               ARTICLE II: SALE AND CONVEYANCE OF MORTGAGE LOANS;
                POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS;
                       DELIVERY OF MORTGAGE LOAN DOCUMENTS

         Section 2.01  Sale and Conveyance of Mortgage Loans.

         The Seller agrees to sell and the Purchaser agrees to purchase, from time to time, those certain Mortgage Loans identified in the Purchase Advice (as defined in the Purchaser Guide), on the price and terms set forth herein. The Purchaser, on any Funding Date, shall be obligated to purchase only such Mortgage Loans set forth in the applicable Purchase Advice, subject to the terms and conditions of this Agreement.

         The Purchaser will purchase Mortgage Loan(s) from the Sellers, from time to time on such Funding Dates as may be agreed upon by the Purchaser and the applicable Seller, provided that in the event that the Purchaser wishes to terminate the purchase of any particular Mortgage Loan product line set forth in the Cendant Guide, the Purchaser shall give the Sellers 60 days prior written notice of such termination, and shall purchase, in accordance with its ordinary practice and pursuant to the terms hereof, Mortgage Loans of such product originated by a Seller during such notice period. The closing shall, at the Purchaser's option be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person at such place, as the parties shall agree. On the Funding Date and subject to the terms and conditions of this Agreement, each Seller will sell, transfer, assign, set over and convey to the Purchaser, without recourse except as set forth in this Agreement, and the Purchaser will purchase, all of the right, title and interest of the applicable Seller in and to the Mortgage Loans being conveyed by it hereunder, as identified on the Mortgage Loan Schedule.

         Examination of the Mortgage Files may be made by the Purchaser or its designee as follows. No later than five Business Days prior to the Funding Date, Seller will deliver to the Purchaser or Custodian Legal Documents required pursuant to Schedule B-l . Upon the Purchaser's request, Seller shall make the Credit Documents available to the Purchaser for review, at the applicable Seller's place of business and during reasonable business hours. If the Purchaser makes such examination prior to the Funding Date and identifies any Mortgage Loans that do not conform to the Cendant Guide, such Mortgage Loans will be deleted from the Mortgage Loan Schedule at the Purchaser's discretion. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan files shall not affect the Purchaser's rights to demand repurchase, substitution or other relief as provided herein.

         On the Funding Date and in accordance with the terms herein, the Purchaser will pay to the Seller, by wire transfer of immediately available funds, the Purchase Price, together with interest at the Mortgage Loan Remittance Rate from the Cut-Off Date to the Funding Date, according to the instructions to be provided, respectively, by Cendant Mortgage and the Trust.

         The Purchaser shall be entitled to all scheduled principal due after the Cut-Off Date, all other recoveries of principal collected after the Funding Date and all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the Funding Date). The principal balance of each Mortgage Loan as of the Funding Date is determined after application of payments of principal due on or before the Funding Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a due date beyond the Funding Date shall not be applied to the principal balance as of the Funding Date. Such prepaid amounts shall be the property of the Purchaser. The Seller shall hold any such prepaid amounts for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser. All scheduled payments of principal due on or before the Funding Date and collected by Seller after the Funding Date shall belong to Seller.

         Section 2.02  Possession of Mortgage Files.

         Upon the sale of any Mortgage Loan, the ownership of such Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, payments, proceeds and obligations arising therefrom or in connection therewith, shall then be vested in the Purchaser, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and, to the extent retained by the Seller, shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only. The contents of such Mortgage File not delivered to the Purchaser or the Purchaser's designee are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof and the Sellers' possession of the contents of each Mortgage File so retained is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller is in a custodial capacity only. Mortgage Files shall be maintained separately from the other books and records of the Seller. Each Seller shall release from its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser, except where such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase of any such Mortgage Loan pursuant to Section 3.04.

         Any documents released to a Seller or the Servicer in connection with the foreclosure or servicing of any Mortgage Loan shall be held by such Person in trust for the benefit of the Purchaser in accordance with this Section 2.02. Such Person shall return to the Purchaser such documents when such Person's need therefor in connection with such foreclosure or servicing no longer exists (unless sooner requested by Purchaser); provided that, if such Mortgage Loan is liquidated, then, upon the delivery by a Seller or the Servicer to the Purchaser of a request for the release of such documents and a certificate certifying as to such liquidation, the Purchaser shall promptly release and, to the extent necessary, deliver to such Person such documents.

         At the option of Purchaser, the Mortgage Files shall be held by the Custodian in accordance with the terms of the Custodial Agreement.

         Section 2.03  Books and Records.

         The sale of each of its Mortgage Loans shall be reflected on the applicable Seller's balance sheet and other financial statements as a sale of assets by the applicable Seller. Record title to each Mortgage and the related Mortgage Note as of the applicable Funding Date shall be in the name of the Purchaser or as the Purchaser shall designate. Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans it conveyed to the Purchaser which shall be clearly marked to reflect the sale of each Mortgage Loan to the Purchaser and the ownership of each Mortgage Loan by Purchaser.

         Section 2.04  Defective Documents; Delivery of Mortgage Loan Documents.

         Subsequent to the Funding Date, if the Purchaser or either Seller finds any document or documents constituting a part of a Mortgage File to be defective or missing in any material respect (in this Section 2.04, a "Defect"), the party discovering such Defect shall promptly so notify the other parties. If the Defect pertains to the Mortgage Note or the Mortgage, then the applicable Seller shall have a period of 45 days within which to correct or cure any such defect after the earlier of such Seller's discovery of same or such Seller being notified of same. If such Defect can ultimately be cured but is not reasonably expected to be cured within such 45 day period, such Seller shall have such additional time as is reasonably determined by Purchaser to cure or correct such Defect provided that such Seller has commenced curing or correcting such Defect and is diligently pursuing same. If the Defect pertains to any other document constituting a part of a Mortgage File, then such Seller shall have a period of 90 days within which to correct or cure any such Defect after the earlier of such Seller's discovery of same or such Seller being notified of same. If such Defect can ultimately be cured but is not reasonably expected to be cured within the 90 day period, then such Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect provided such Seller has commenced curing or correcting such Defect and is diligently pursuing same. Cendant Mortgage hereby covenants and agrees that, if any material Defect cannot be corrected or cured, the related Mortgage Loan shall automatically constitute, upon the expiration of the applicable cure period described above and without any further action by any other party, a Defective Mortgage Loan, whereupon Cendant Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04(3).

         The applicable Seller will, with respect to each Mortgage Loan to be purchased by the Purchaser, deliver and release to the Purchaser the Legal Documents as set forth in Section 2.01. If the applicable Seller cannot deliver an original Mortgage with evidence of recording thereon, original assumption, modification and substitution agreements with evidence of recording thereon or an original intervening assignment with evidence of recording thereon within the applicable time periods, then such Seller shall promptly deliver to the Purchaser such original Mortgages and original intervening assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, except in cases where the original Mortgage or original intervening assignments are retained permanently by the recording office, in which case, such Seller shall deliver a copy of such Mortgage or intervening assignment, as the case may be, certified to be a true and complete copy of the recorded original thereof.

         If the original Mortgage was not delivered pursuant to the preceding paragraph, then the applicable Seller shall use its best efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser promptly upon receipt thereof Notwithstanding the foregoing, if the original Mortgage, original assumption, modification, and substitution agreements, the original of any intervening assignment or the original policy of title insurance is not so delivered to the Purchaser within 180 days following the Funding Date, then, upon written notice by the Purchaser to Cendant Mortgage, the Purchaser may, in its sole discretion, then elect (by providing written notice to Cendant Mortgage) to treat such Mortgage Loan as a Defective Mortgage Loan, whereupon Cendant Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04(3). The fact that the Purchaser has conducted or failed to conduct any partial or complete examination of the Mortgage Files shall not affect its right to demand repurchase or any other remedies provided in this Agreement.

         At the Purchaser's request, the Assignments shall be promptly recorded in the name of the Purchaser or in the name of a Person designated by the Purchaser in all appropriate public offices for real property records. If any such Assignment is lost or returned unrecorded because of a defect therein, then the applicable Seller shall promptly prepare a substitute Assignment to cure such defect and thereafter cause each such Assignment to be duly recorded; All recording fees related to such a one-time recordation of the Assignments to or by a Seller shall be paid by the applicable Seller.

         Section 2.05  Transfer of Mortgage Loans.

         Subject to the provisions of this Section 2.05, the Purchaser shall have the right, without the consent of the Sellers, at any time and from time to time, to assign any of the Mortgage Loans and all or any part of its interest under this Agreement and designate any person to exercise any rights of the Purchaser hereunder, and the assignees or designees shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. The Sellers recognize that the Mortgage Loans may be divided into "packages" for resale ("Mortgage Loan Packages").

         All of the provisions of this Agreement shall inure to the benefit of the Purchaser and any such assignees or designees. All references to the Purchaser shall be deemed to include its assignees or designees. Utilizing resources reasonably available to the Seller without incurring any cost except the Seller's overhead and employees' salaries, the applicable Seller shall cooperate in any such assignment of the Mortgage Loans and this Agreement; provided that the Purchaser shall bear all costs associated with any such assignment of the Mortgage Loans and this Agreement other than such Seller's overhead or employees' salaries.

         The Servicer and the Purchaser acknowledge that the Servicer shall continue to remit payments to the Purchaser on the Remittance Date after the transfer of the Mortgage Loans, unless the Servicer was notified in writing of the new record owner of the Mortgage Loans prior to the immediately preceding Record Date, in which case, the Servicer shall remit to the new record owner (or trustee or master servicer, as the case may be) of the Mortgage Loans.

         Any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans may review and underwrite the Servicer's servicing and origination operations, upon reasonable prior notice to the Servicer, and the Servicer shall cooperate with such review and underwriting to the extent such prospective assignees request information or documents that are reasonably available and can be produced without unreasonable expense or effort. The Servicer shall make the Mortgage Files related to the

Mortgage Loans held by the Servicer available at the Servicer's principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Servicer (in no event less than 5 Business Days prior notice). The Servicer may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release agreement with respect to its activities on the Servicer's premises.

         The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. The Purchaser may, subject to the terms of this Agreement, sell and transfer, in whole or in part, any or all of the Mortgage Loans; provided that no such sale and transfer shall be binding upon the Servicer unless such transferee shall agree in writing to an Assignment, Assumption and Recognition Agreement, in substantially the form of Exhibit 2.05 attached hereto, and an executed copy of such Assignment, Assumption and Recognition Agreement shall have been delivered to the Servicer. The Servicer shall evidence its acknowledgment of any transfers of the Mortgage Loans to any assignees of the Purchaser by executing such Assignment, Assumption and Recognition Agreement. The Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by any such assignees, and the previous Purchaser shall be released from its obligations hereunder accruing after the date of transfer to the extent such obligations relate to Mortgage Loans sold by the Purchaser. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.

             ARTICLE III: REPRESENTATIONS, WARRANTIES AND COVENANTS
               OF THE SELLER; REPURCHASE; REVIEW OF MORTGAGE LOANS

         Section 3.01  Representations and Warranties of each Seller.

         Each Seller, as to itself, represents, warrants and covenants to the Purchaser that as of each Funding Date or as of such date specifically provided herein:

         (1) Due Organization. The Seller is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Seller by any state having jurisdiction and in any event the Seller is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan and with respect to Cendant Mortgage, service each Mortgage Loan in accordance with the terms of this Agreement.

         (2) Due Authority. Cendant Mortgage had the full power and authority and legal right to originate the Mortgage Loans that it originated, if any. The Seller had the full power and authority and legal right to acquire the Mortgage Loans that it acquired. The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this

Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors' rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

         (3) No Conflict. The execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Seller, the sale of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans.

         (4) Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

         (5) No Material Default. Neither the Seller nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Seller or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Seller to perform under this Agreement, nor, to the best of the Seller's knowledge, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement.

         (6) Financial Statements. Cendant Mortgage has delivered to the Purchaser financial statements as to its fiscal year ended December 31, 2000. Except as' has previously been disclosed to the Purchaser in writing: (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of Cendant Mortgage and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. The Trust has delivered to the Purchaser financial statements dated as of December 31, 2000 and a copy of its Offering Circular dated May 21, 1998 (the "Trust Financials") and such Trust Financials fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of the Trust. Except as has previously been disclosed to the Purchaser in writing, there has been no change in such Trust Financials since their date and the Trust is not aware of any errors or omissions therein.

         (7) No Change in Business. There has been no change in the business, operations, financial condition, properties or assets of the applicable Seller since (i) in the case of Cendant Mortgage, the date of its financial statements and (ii) in the case of the Trust, the date of delivery of the Trust Financials, that would have a material adverse effect on the ability of the applicable Seller to perform its obligations under this Agreement.

         (8) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened, against the Seller, which, either in any one instance or in the aggregate, if determined adversely to the Seller would adversely affect the sale of the Mortgage Loans to the Purchaser or the execution, delivery or enforceability of this Agreement or result in any material liability of the Seller, or draw into question the validity of this Agreement, or have a material adverse effect on the financial condition of the Seller.

         (9) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the delivery of the Mortgage Files to the Purchaser, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date.

         (10) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         (11) No Broker. Except for Jaymes Financial LLC, the fees of which shall be paid entirely by the Seller, the Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction.

         (12) No Untrue Information. Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

         Section 3.02  Representations and Warranties of the Servicer.

         The Servicer represents, warrants and covenants to the Purchaser that as of each Funding Date or as of such date specifically provided herein:

         (1) Ability to Service. The Servicer is an approved seller/servicer for FNMA and FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act, with facilities, procedures and experienced personnel necessary for the servicing of mortgage loans of the same type as the Mortgage Loans. No event has occurred that would make the Servicer unable to comply with FNMA or FHLMC eligibility requirements or that would require notification to either FNMA or FHLMC.

         (2) Collection Practices. The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper and prudent in the mortgage servicing business.

         (3) Due Organization. The Servicer is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Servicer by any state having jurisdiction and in any event the Servicer is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan and service each Mortgage Loan in accordance with the terms of this Agreement.

         (4) Due Authority. Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors' rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

         (5) No Conflict. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans.

         (6) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

         (7) No Material Default. Neither the Servicer nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Servicer or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Servicer to perform under this Agreement, nor, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement.

         (8) Financial Statements. Servicer has delivered to the Purchaser financial statements as to its fiscal year ended December 31, 2000. Except as has previously been disclosed to the Purchaser in writing: (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of Servicer and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

         (9) No Change in Business. There has been no change in the business, operations, financial condition, properties or assets of the Servicer since the date of its financial statements that would have a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement.

         (10) Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened, against the Servicer, which, either in any one instance or in the aggregate, if determined adversely to the Servicer would adversely affect the sale of the Mortgage Loans to the Purchaser or the execution, delivery or enforceability of this Agreement or result in any material liability of the Servicer, or draw into question the validity of this Agreement, or have a material adverse effect on the financial condition of the Servicer.

         (11) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date.

         (12) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Servicer.

         (13) No Broker. Except for Jaymes Financial LLC, the fees of which shall be paid entirely by the Seller, the Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction.

         (14) MERS. The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

         (15) No Untrue Information. Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

         Section 3.03 Representations and Warranties as to Individual Mortgage Loans.

         With respect to each Mortgage Loan, the applicable Seller hereby makes the following representations and warranties to the Purchaser on which the Purchaser specifically relies in purchasing such Mortgage Loan. Such representations and warranties speak as of the Funding Date unless otherwise indicated, but shall survive any subsequent transfer, assignment or conveyance of such Mortgage Loans:

         (1) Mortgage Loan as Described. Such Mortgage Loan complies with the terms and conditions set forth herein, and all of the information set forth with respect thereto on the Mortgage Loan Schedule is true and correct in all material respects.

         (2) Complete Mortgage Files. The instruments and documents specified in Section 2.02 with respect to such Mortgage Loan have been delivered to the Purchaser in compliance with the requirements of Article II. The Seller is in possession of a Mortgage File respecting such Mortgage Loan, except for such documents as have been previously delivered to the Purchaser.

         (3) Owner of Record. The Mortgage relating to such Mortgage Loan has been duly recorded in the appropriate recording office, and the applicable Seller or Servicer is the owner of record of such Mortgage Loan and the indebtedness evidenced by the related Mortgage Note.

         (4) Payments Current. All payments required to be made up to and including the Funding Date for such Mortgage Loan under the terms of the Mortgage Note have been made, such that such Mortgage Loan is not delinquent 30 days or more on the Funding Date, and has not been so delinquent in the twelve months prior to the Funding Date.

         (5) No Outstanding Charges. There are no delinquent taxes, insurance premiums, assessments, including assessments payable in future installments, or other outstanding charges affecting the Mortgaged Property related to such Mortgage Loan.

         (6) Original Terms Unmodified. The terms of the Mortgage Note and the Mortgage related to such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage Loan Schedule.

         (7) No Defenses. The Mortgage Note and the Mortgage related to such Mortgage Loan are not subject to any right of rescission, set-off or defense, including the defense of usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage, or the exercise of any right thereunder, render such Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto.

         (8) Hazard Insurance. (a) All buildings upon the Mortgaged Property related to such Mortgage Loan are insured by an insurer acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of either Section
5.10 or Section 5.11. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming the originator of such Mortgage Loan, its successors and assigns, as mortgagee. Such policies are the valid and binding obligations of the insurer, and all premiums thereon due to date have been paid. The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at such Mortgagor's cost and expense, and on such Mortgagor's failure to do so, authorizes the holder of such

Mortgage to maintain such insurance at such Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor; or (b) in the case of a condominium or PUD project that is not covered by an individual policy, the condominium or PUD project is covered by a "master" or "blanket" policy and there exists and is in the Servicer's Mortgage File a certificate of insurance showing that the individual unit that secures the first mortgage or share loan is covered under such policy. The insurance policy contains a standard mortgagee clause naming the originator of such Mortgage Loan (and its successors and assigns), as insured mortgagee. Such policies are the valid and binding obligations of the insurer, and all premiums thereon have been paid. The insurance policy provides for advance notice to the Seller or Servicer if the policy is canceled or not renewed, or if any other change that adversely affects the Seller's interests is made; the certificate includes the types and amounts of coverage provided, describes any endorsements that are part of the "master" policy and would be acceptable pursuant to the FNMA Guide.

         (9) Compliance With Applicable Laws. All requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects.

         (10) No Satisfaction of Mortgage. The Mortgage related to such Mortgage Loan has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor.

         (11) Valid First Lien. The Mortgage related to such Mortgage Loan is a valid, subsisting and enforceable perfected first lien on the related Mortgaged Property, including all improvements on the related Mortgaged Property, which Mortgaged Property is free and clear of any encumbrances and liens having priority over the first lien of the Mortgage subject only to (a) the lien of current real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording of such Mortgage which are acceptable to mortgage lending institutions generally, arc referred to in the lender's title insurance policy and do not adversely affect the market value or intended use of the related Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, or market value of the related Mortgaged Property.

         (12) Validity of Documents. The Mortgage Note and the Mortgage related to such Mortgage Loan arc genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (regardless whether such enforcement is considered in a proceeding in equity or at law).

         (13) Valid Execution of Documents. All parties to the Mortgage Note and the Mortgage related to such Mortgage Loan had legal capacity to enter into such Mortgage Loan and to execute and deliver the related Mortgage Note and the related Mortgage and the related Mortgage Note and the related Mortgage have been duly and properly executed by such parties.

         (14) Full Disbursement of Proceeds. Such Mortgage Loan has closed and the proceeds of such Mortgage Loan have been fully disbursed prior to the Funding Date; provided that, with respect to any Mortgage Loan originated within the previous 120 days, alterations and repairs with respect to the related Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 days of the origination of such Mortgage Loan, and, if so, such funds are held in escrow by the Seller, a title company or other escrow agent.

         (15) Ownership. The Mortgage Note and the Mortgage related to such Mortgage Loan or any interest or participation therein have not been assigned, pledged or otherwise transferred by the applicable Seller, and the Seller has good and marketable title thereto, and the Seller is the sole owner thereof and has full right and authority to transfer and sell such Mortgage Loan, and is transferring such Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         (16) Doing Business. All parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located.

         (17) Title Insurance. (a) Such Mortgage Loan is covered by an ALTA lender's title insurance policy or short form title policy acceptable to FNMA and FHLMC (or, in jurisdictions where ALTA policies are not generally approved for use, a lender's title insurance policy acceptable to FNMA and FHLMC), issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clauses (1l)(a) and (b) above) the Seller or Servicer, and its successors and assigns, as to the first priority lien of the related Mortgage in the original principal amount of such Mortgage Loan and in the case of ARM Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Note Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures against encroachments by or upon the related Mortgaged Property or any interest therein or any other adverse circumstance that either is disclosed or would have been disclosed by an accurate survey. The Seller or Servicer is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser without any further act. No claims have been made under such lender's title insurance policy, no prior holder of the related Mortgage (including the Seller) has done, by act or omission, anything that would impair the coverage of such lender's insurance policy, and, there is no act, omission, condition, or information that would impair the coverage of such lender's insurance policy. (b) The mortgage title insurance policy covering each unit mortgage in a condominium or PUD project related to such Mortgage Loan meets all requirements of FNMA and FHLMC.

         (18) No Defaults. (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note, or any other agreements, documents, or instruments related to such Mortgage Loan; (b) there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) the Mortgagor(s) with respect to such Mortgage Loan is (I ) not in default under any other Mortgage Loan or (2) the subject of an Insolvency Proceeding; (d) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; and (e) in no event has the Seller waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note, or any other agreements, documents, or instruments related to such Mortgage Loan.

         (19) No Mechanics' Liens. There are no mechanics' or similar liens, except such liens as are expressly insured against by a title insurance policy, or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

         (20) Location of Improvements; No Encroachments. As of the date of origination of such Mortgage Loan, all improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property except as permitted under the terms of the FNMA Guide and the FHLMC Selling Guide; no improvement located on or part of any Mortgaged Property is in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities.

         (21) Origination; Payment Terms. Principal payments on such Mortgage Loan commenced or will commence no more than 60 days after funds were disbursed in connection with such Mortgage Loan. If the Note Rate is adjustable, the adjustment is based on the Index set forth on the related Mortgage Loan Schedule. The related Mortgage Note is payable on the first day of each month in arrears, in accordance with the payment terms described on the related Mortgage Loan Schedule.

         (22) Due On Sale. Except as noted otherwise on the Mortgage Loan Schedule, the related Mortgage contains the usual and customary "due-on-sale" clause or other similar provision for the acceleration of the payment of the Unpaid Principal Balance of such Mortgage Loan if the related Mortgaged Property or any interest therein is sold or transferred without the prior consent of the mortgagee thereunder.

         (23) Prepayment Fee. Except as noted otherwise on the Mortgage Loan Schedule, such Mortgage Loan is not subject to any prepayment fee.

         (24) Mortgaged Property Undamaged; No, Condemnation. As of the Funding Date, the related Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof

         (25) Customary Provisions. The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) in the case of a Mortgage, otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption.

         (26) Conformance With Underwriting Standards. Such Mortgage Loan was underwritten in accordance with underwriting standards of Cendant Mortgage as set forth in the Cendant Guide.

         (27) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property on forms and with riders approved by FNIMA and FHLMC, signed prior to the approval of such Mortgage Loan application by an appraiser, duly appointed by the originator of such Mortgage Loan, whose compensation is not affected by the approval or disapproval of such Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC for appraisers.

         (28) Deeds of Trust. If the related Mortgage constitutes a deed of trust, then a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under such deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

         (29) LTV; Primary Mortgage Insurance Policy. If such Mortgage Loan had a Loan-to-Value Ratio of more than 80% at origination, and is not originated under an additional collateral mortgage loan program, such Mortgage Loan is and will be subject to a Primary Insurance Policy issued by a Qualified Mortgage Insurer, which insures the Seller or Servicer, its successors and assigns and insureds in the amount set forth on the Mortgage Loan Schedule. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any related Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance for the time period required by law and to pay all premiums and charges in connection therewith. As of the date of origination, the Loan-to-Value Ratio of such Mortgage Loan is as specified in the applicable Mortgage Loan Schedule.

         (30) Occupancy. As of the date of origination of such Mortgage Loan, the related Mortgaged Property is lawfully occupied under applicable law.

         (31) Supervision and Examination by a Federal or State Authority. Each Mortgage Loan either was (a) closed in the name of the Cendant Mortgage, or
(b) closed in the name of another entity that is either a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or an institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of 1-lousing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (a "HUD Approved Mortgagee"), and was so at the time such Mortgage Loan was originated (Cendant Mortgage or such other entity, the "Originator") or (c) closed in the name of a loan broker under the circumstances described in the following sentence. If such Mortgage Loan was originated through a loan broker, such Mortgage Loan met the Originator's underwriting criteria at the time of origination and was originated in accordance with the Originator's policies and procedures and the Originator acquired such Mortgage Loan from the loan broker contemporaneously with the origination thereof The Mortgage Loans that the Trust is selling to Purchaser were originated by or on behalf of Cendant Mortgage and subsequently assigned to the Trust.

         (32) Adjustments. All of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments will not affect the priority of the lien of the related Mortgage; all such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan.

         (33) Insolvency Proceedings; Soldiers' and Sailors' Relief Act. The related Mortgagor (1) is not the subject of any Insolvency Proceeding; and (2) has not notified the Seller of any relief requested by or allowed to such Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

         (34) FNMA/FHLMC Documents. Such Mortgage Loan was closed on standard FNMA or FHLMC documents or on such documents otherwise acceptable to them.

         (35) Acceptable Investment. There is no circumstance or condition with respect to the related Mortgage File, Mortgage, Mortgaged Property, Mortgagor or Mortgagor's credit standing, including but not limited to 'limited income documentation programs' whereby the lending decision is based upon factors other than the Mortgagor's income, that can reasonably be expected to cause private institutional investors to regard such Mortgage Loan as an unacceptable investment, cause such Mortgage Loan to become delinquent, or adversely affect the value or marketability of such Mortgage Loan.

         (36) Transfer of Mortgage Loans. The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

         (37) Predatory Lending Regulations; High Cost Loans. None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost," "threshold," or "predatory" loans under any other applicable state, federal or local law.

         Section 3.04  Repurchase.

         (1) It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File.

         (2) Upon discovery by either of the Sellers or the Purchaser of a breach of any of the representations and warranties contained in Sections 3.01,
3.02 or 3.03 that materially and adversely affects the value of a Mortgage Loan, the party discovering such breach shall give prompt written notice to the other.

         (3) Unless permitted a greater period of time to cure as set forth in Section 2.04, the applicable Seller shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from the Purchaser to the Seller of any breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the value of a Mortgage Loan (a "Defective Mortgage Loan"; provided that "Defective Mortgage Loan" shall also include any Mortgage Loan treated or designated as such in accordance with Section 2.04) within which to correct or cure such breach. If such breach can ultimately be cured but is not reasonably expected to be cured within the 60-day period, then the applicable Seller shall have such additional time, if any, as is reasonably determined by the Purchaser to cure such breach provided that the Seller has commenced curing or correcting such breach and is diligently pursuing same. Each Seller hereby covenants and agrees with respect to each Mortgage Loan conveyed by it that, if any breach relating thereto cannot be corrected or cured within the applicable cure period or such additional time, if any, as is reasonably determined by the Purchaser, then such Seller shall, at the direction of the Purchaser, repurchase the Defective Mortgage Loan at the applicable Repurchase Price.

         (4) Any repurchase of a Defective Mortgage Loan required hereunder shall be accomplished by payment of the applicable Repurchase Price within, !3 Business Days of expiration of the applicable time period referred to above in paragraph 3.04(3) by wire transfer of immediately available funds directly to the Purchaser's Account. It is understood and agreed that the obligations of a Seller (a) set forth in this Section 3.04(4) to cure any breach of such Seller's representations and warranties contained in Section 3 .03 or to repurchase the Defective Mortgage Loan(s) and (b) set forth in Section 9.01 to indemnify the Purchaser in connection with any breach of a Seller's representations and warranties contained in Section 3.03 shall constitute the sole remedies of the Purchaser respecting a breach of such representations and warranties.

         (5) The parties further agree that, in recognition of the Trust's rights against Cendant Mortgage with respect to the Mortgage Loans acquired by it from Cendant Mortgage and conveyed to the Purchaser hereunder, the Purchaser shall have the right to cause Cendant Mortgage to repurchase directly any Defective Mortgage Loan (other than as a result of a breach by the Trust of Section 3.03 (3) or 3.03(15) hereof, in which case the Purchaser shall have the right to cause the Trust to repurchase directly the Defective Mortgage Loan) acquired hereunder by the Purchaser from the Trust.

         Section  3.05 Certain Covenants of each Seller and the Servicer.

         Without incurring undue effort or any cost except the Seller's overhead or employees' salaries, each Seller shall take reasonable steps to assist the Purchaser, if the Purchaser so requests, in securitizing the Mortgage Loans and selling undivided interests in such Mortgage Loans in a public offering or private placement or selling participating interests in such Mortgage Loans, which steps may include, (a) providing any information relating to the Mortgage Loans reasonably necessary to assist in the preparation of any disclosure documents, (b) providing information relating to delinquencies and defaults with respect to the Servicer's servicing portfolio (or such portion thereof as is similar to the Mortgage Loans), (c) entering into any other servicing, custodial or other similar agreements, that are consistent with the provisions of this Agreement, and which contain such provisions as are customary in securitizations rated "AAA" (including a securitization involving a REMIC) (a "Securitization"), and (d) providing as of the date of such sccuritization representations and warranties as to the Seller and the Mortgage Loans, which are consistent with the representations and warranties contained in this Agreement, but modified, if necessary, to reflect changes since the Funding Date. In connection with such a Securitization, the Purchaser may be required to engage a master servicer or trustee to determine the allocation of payments to and make remittances to the certificateholders, at the Purchaser's sole cost and expense. In the event that a master servicer or trustee to determine the allocation of payments to and make remittances to the certificateholders is requested by the Purchaser, the Servicer agrees to service the Mortgage Loans in accordance with the reasonable and customary requirements of such Securitization, which may include the Servicer's acting as a subservicer in a master servicing arrangement. With respect to the then owners of the Mortgage Loans, the Servicer shall thereafter deal solely with such master servicer or trustee, as the case may be with respect to such Mortgage Loans which are subject to the Securitization and shall not be required to deal with any other party with respect to such Mortgage Loans. The cost of such securitization shall be borne by the Purchaser, other than the Seller's overhead or employees' salaries.

               ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF THE
                  PURCHASER AND CONDITIONS PRECEDENT TO FUNDING

         Section 4.01  Representations and Warranties.

         The Purchaser represents, warrants and covenants to the Seller that as of each Funding Date or as of such date specifically provided herein:

         (1) Due Organization. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Purchaser by any state having jurisdiction and in any event the Purchaser is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan.

         (2) Due Authority. The Purchaser had the full power and authority and legal right to acquire the Mortgage Loans that it acquired. The Purchaser has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors' rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

         (3) No Conflict. None of the execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Purchaser, the purchase of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

         (4) Ability to Perform. The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

         (5) No Material Default. The Purchaser is not in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Purchaser is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Purchaser to perform under this Agreement, nor, to the best of the Purchaser's knowledge, has any event occurred which, with notice, lapse of time or both) would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

         (6) No Change in Business. There has been no change in the business, operations, financial condition, properties or assets of the Purchaser since the date of the Purchaser's financial statements that would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

         (7) Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Purchaser's knowledge, threatened, against the Purchaser, which, either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the purchase of the Mortgage Loans or the execution, delivery or enforceability of this Agreement or result in any material liability of the Purchaser, or draw into question the validity of this Agreement, or the Mortgage Loans or have a material adverse effect on the financial condition of the Purchaser.

         (8) Broker. Except for Jaymes Financial LLC, the fees of which shall be paid entirely by the Seller, the Purchaser has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction.

         (9) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, the purchase of the Mortgage Loans from the Seller or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date.

         (10) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Purchaser.

         (11) Non-Petition Agreement. The Purchaser covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of all rated obligations of Bishop's Gate Residential Mortgage Trust, acquiesce, petition or otherwise, directly or indirectly, invoke or cause Bishop's Gate Residential Mortgage Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against Bishop's Gate Residential Mortgage Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Bishop's Gate Residential Mortgage Trust. This covenant and agreement shall be binding upon the Purchaser and any assignee or transferee of the Purchaser.

         (12) No Untrue Information. Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits 4r will omit to state a fact necessary to make the statements contained therein not misleading.

         (13) MERS. The Purchaser is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the Purchaser's performance of its obligations under this Agreement with respect to the Mortgage Loans, for as long as such Mortgage Loans are registered with MERS.

         Section 4.02  Conditions Precedent to Closing.

         Each purchase of Mortgage Loans hereunder shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of Seller under the Cendant Guide, and of Seller and Purchaser under this Agreement shall be true and correct as of the Funding Date, and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement or under the Cendant Guide;

                  (b) Purchaser shall have received, or Purchaser's attorneys shall have received in escrow, all closing documents as specified herein, in such forms as are agreed upon and acceptable to Purchaser, duly executed by all signatories other than Purchaser as required pursuant to the respective terms thereof and

                  (c) All other terms and conditions of this Agreement shall have been complied with.

Subject to the foregoing conditions, Purchaser shall pay to Seller on each Funding Date the applicable Purchase Price as provided herein.

                         ARTICLE V: ADMINISTRATION AND
                           SERVICING OF MORTGAGE LOANS

         Section 5.01 Cendant Mortgage to Act as Servicer; Servicing Standards; Additional Documents; Consent of the Purchaser.

         (1) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and REO Property from and after each Funding Date in accordance with the terms and provisions of the Mortgage Loans, applicable law and the terms and provisions of this Agreement for and on behalf of, and in the best interests of, the Purchaser (without taking into account any relationship the Servicer may have with any Mortgagor or other Person, the participation, if any, of the Servicer in any financing provided in connection with the sale of any Mortgaged Property, or the Servicer's obligation to advance any expenses or incur any costs in the performance of its duties hereunder) in accordance with a standard that is not less than the higher of (a) the same care, skill, prudence and diligence with which it services similar assets held for its own or its Affiliates' account and (b) the same care, skill, prudence and diligence with which it services similar assets for third party institutional investors, in each case giving due consideration to customary and usual standards of practice of prudent institutional mortgage loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans. Subject to the foregoing standards, in connection with such servicing and administration, the Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes; provided that nothing contained herein shall be construed as an express or implied guarantee by the Servicer of the collectibility of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Servicer, including with respect to Servicing Fees.

         (2) To the extent consistent with Section 5.01(l) and further subject to any express limitations set forth in this Agreement, the Servicer (acting alone or, solely in the circumstances permitted hereunder, acting through a subservicer) shall have full power and authority to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including the power and authority (a) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents (including estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (c) to submit claims to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to the application of any Insurance Proceeds or Condemnation Proceeds to the restoration of the applicable Mortgaged Property or otherwise, (e) to bring an action in a court of law, including an unlawful detainer action, to enforce rights of the Purchaser with respect to any Mortgaged Property, (1) to execute and deliver, on behalf of the Purchaser, documents relating to the management, operation, maintenance, repair, leasing, marketing and sale of any Mortgaged Property or any REO Property, and (g) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action not provided for in this Agreement that is materially inconsistent with or materially prejudices the interest of the Purchaser in any Mortgage Loan or under this Agreement. If reasonably requested by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and the REO Properties, including documents relating to the foreclosure, receivership, management, operation, maintenance, repair, leasing, marketing and sale (in foreclosure or otherwise) of any Mortgaged Property or any REO Property. Nothing contained in this Agreement shall limit the ability of the Servicer to lend money to (whether on a secured or unsecured basis), and otherwise generally engage in any kind of business or dealings with, any Mortgagor as though the Servicer were not a party to this Agreement or to the transactions contemplated hereby.

         (3)      Notwithstanding anything to the contrary contained herein:

                  (a) the Servicer acknowledges that the Purchaser or its designee will retain title to, and ownership of, the Mortgage Loans and the REO Properties and that the Servicer does not hereby acquire any title to, security interest in, or other rights of any kind in or to any Mortgage Loan or REO Property or any portion thereof;

                  (b) the Servicer shall not file any lien or any other encumbrance on, exercise any right of setoff against, or attach or assert any claim in or on any Mortgage Loan or REO Property, unless authorized pursuant to a judicial or administrative proceeding or a court order;

                  (c) the Servicer shall, in servicing the Mortgage Loans, follow and comply with the servicing guidelines established by FNMA, provided that the Servicer shall specifically notify the Purchaser in writing and obtain the Purchaser's written consent prior to the Servicer taking any of the following actions: (1) modifying, amending or waiving any of the financial terms of, or making any other material modifications to, a Mortgage Loan, except the Servicer may, upon the Mortgagor's request, accept a principal prepayment and re-amortize the then remaining principal balance over the then remaining term of the loan (resulting in a lower scheduled monthly payment but not change in the maturity date); (2) selling any Specially Serviced Mortgage Loan or REO Property; (3) making, with respect to any Specially Serviced Mortgage Loan or REO Property, Servicing Advances (irrespective of whether non-recoverable); provided that the Servicer shall not be required to so advise the Purchaser to the extent that each related Servicing Advance as to the related Mortgaged Property or REO Property is not in excess of $10,000; (4) forgiving principal or interest on, or permitting to be satisfied at a discount, any Mortgage Loan; (5) accepting substitute or additional collateral, or releasing any collateral, for a Mortgage Loan. If the Purchaser has not approved or rejected in writing any proposed action(s) recommended by the Servicer to be taken hereunder within 20 Business Days of the date such recommendation is made, then the Purchaser shall be deemed to have rejected such recommended action(s) and the Servicer shall not take any such action(s);

                  (d) the Servicer shall notify the Purchaser of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof and shall deliver to the Purchaser, for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof;

                  (e) the Servicer shall remain primarily liable for the full performance of its obligations hereunder notwithstanding any appointment by the Servicer of a subservicer or subservicers hereunder; and

                  (f) the Purchaser may at any time and from time to time, in its sole discretion, upon 10 Business Days written notice to the Servicer, terminate the Servicer's servicing obligations hereunder with respect to (1) any REO Property or (2) any Mortgage Loan that, in accordance with the Purchaser's internal credit classification criteria, has been classified as "doubtful" or a "loss." Upon the effectiveness of any such termination of the Servicer's servicing obligations with respect to any such REO Property or Mortgage Loan, the Servicer shall deliver all agreements, documents, and instruments related thereto to the Purchaser, in accordance with applicable law.

         Section 5.02  Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans, which procedures shall in any event comply with the servicing standards set forth in Section 5.01. Furthermore, the Servicer shall ascertain and estimate annual ground rents, taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgages, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 5.03  Collection of Mortgage Loan Payments.

         The Servicer shall, within five (5) calendar days following each Record Date, deliver to the Purchaser monthly reports (substantially in the form of Exhibit 5.03(a) and Exhibit 5.03(b) attached hereto) with respect to all Specially Serviced Mortgage Loans. In addition, the Servicer shall, within one
(1) Business Day following the occurrence of any foreclosure sale with respect to any Mortgaged Property, deliver to the Purchaser a notice of foreclosure sale substantially in the form of Exhibit 5.03(c) attached hereto.

         Section 5.04 Establishment of Collection Account; Deposits in Collection Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts constituting Eligible Accounts, with any funds in excess of the current FDIC established insurance limits invested in Permitted Investments. The creation of any Collection

Account shall be evidenced by a certification in the form of Exhibit 5.04-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form of Exhibit 5.04-2 attached hereto, in the case of an account held by a depository other than the Servicer. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

         The Servicer shall deposit in the Collection Account on a daily basis, within two Business Days after receipt (or as otherwise required pursuant to this Agreement in the case of clauses (7), (8) and (9) of this Section 5.04) and retain therein the following payments and collections received or made by it subsequent to each Funding Date, or received by it prior to the Funding Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Funding Date:

         (1) all payments on account of principal, including Principal Prepayrnents, on the Mortgage Loans;

         (2)      all payments on account of interest on the Mortgage Loans;

         (3)      all Liquidation Proceeds;

         (4) all Insurance Proceeds, including amounts required to be deposited pursuant to Section! 5.10 and 5.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Properties or released to the applicable Mortgagors in accordance with the Servicer's normal servicing procedures, the related Mortgages or applicable law;

         (5) all Condemnation Proceeds affecting any Mortgaged Property which are not released to a Mortgagor in accordance with the Servicer's normal servicing procedures, the related Mortgage or applicable law;

         (6)      any Monthly Advances in accordance with Section 6.03;

         (7) any amounts required to be deposited by the Servicer pursuant to Section 5.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit to be made from the Servicer's own funds without reimbursement therefor;

         (8) any amounts required to be deposited by the Servicer pursuant to Section 5.16(u) in connection with any losses on Permitted Investments;

         (9) any amounts required to be deposited in the Collection Account pursuant to Sections 5.13, 5.14, 7.01 or 7.02 or otherwise pursuant to the terms hereof and

         (10) interest on the amount of any Payoff at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs, such deposit to be made from the Servicer's own funds without reimbursement therefor.

         The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 7.01, need not be deposited by the Servicer in the Collection Account and shall be retained by the Servicer as additional compensation.

         Section 5.05 Permitted Withdrawals from the Collection Account.

         The Servicer may, from time to time in accordance with the provisions hereof, withdraw amounts from the Collection Account for the following purposes (without duplication):

         (1) to reimburse itself for unreimbursed Monthly Advances and Servicing Advances (other than with respect to REO Properties) that are approved by the Purchaser as being non-recoverable in accordance with Section 6.04;

         (2) to make payments to the Purchaser in the amounts, at the times and in the manner provided for in Section 6.01; to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this Subsection 3 being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest with respect to which any such Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where a Seller or the Servicer is required to repurchase a Mortgage Loan pursuant to Section! 2.04, 3.04 and/or 7.02 the Servicer's right to such reimbursement shall be subsequent and subordinate to the payment to the Purchaser of the applicable Repurchase Price pursuant to such section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

         (3) to reimburse itself for unreimbursed Servicing Advances (other than with respect to REO Properties) and for unreimbursed Monthly Advances, the Servicer's right to reimburse itself pursuant to this Subsection 4 with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where a Seller or the Servicer is required to repurchase a Mortgage Loan pursuant to Sections 2.04, 3.04 and/or 7.02, the Servicer's right to such reimbursement shall be subsequent and subordinate to the payment to the Purchaser of the applicable Repurchase Price and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

         (4) to pay to itself, solely out of the interest portion of the Monthly Payment actually received with respect to a Mortgage Loan during the period ending on the most recent Determination Date, the Servicing Fee with respect to such Mortgage Loan;

         (5) to pay to itself as additional servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) any prepayment penalties or premiums relating to any Principal Prepayments; provided that no such amounts shall be payable as servicing compensation to the extent they relate to a Mortgage Loan with respect to which a default, breach, violation, or event of acceleration exists or would exist but for the lapse of time, the giving of notice, or both;

         (6) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Sections 2.04, 3.04 and/or 7.02 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined (except to the extent that such amounts constitute part of the Repurchase Price to be remitted to the Purchaser);

         (7) to remove any amounts deposited into the Collection Account in error; and

         (8) to clear and terminate the Collection Account upon the termination of this Agreement, with any funds contained therein to be distributed in accordance with the terms of this Agreement.

         The Servicer shall keep and maintain a separate, detailed accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to this Section 5.05.

         Section 5.06 Establishment of Escrow Accounts; Deposits in Escrow.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by a certification in the form shown on Exhibit 5.06-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form shown on Exhibit 5.06-2 attached hereto, in the case of an account held by a depository other than the Servicer, such depository having been consented to by the Purchaser. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

         The Servicer shall deposit in each Escrow Account on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the related Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under Sections 5.07 and/or 5.08. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes, without any right of reimbursement therefor. The Servicer shall be responsible for ensuring that the administrator of the Escrow Account complies with all applicable laws, and shall indemnify and hold the Purchaser harmless with respect to the administration of such Accounts.

         Section 5.07 Permitted Withdrawals From Escrow Accounts.

         Withdrawals from any Escrow Account may be made by the Servicer only
(i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) if permitted by applicable law, for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property in accordance with the terms of the related Mortgage Loan, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to reimburse a Mortgagor in connection with the making of the Payoff of the related Mortgage Loan or the termination of all or part of the escrow requirement in connection with the Mortgage Loan, (viii) to remove any amounts deposited into the Escrow Account in error; or (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

         Section 5.08 Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

         With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. If a Mortgage does not provide for Escrow Payments, then the Servicer shall require that any such payments be made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments but shall be entitled to reimbursement thereof in accordance with the terms of this Agreement.

         The Servicer shall maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in
Section 3.03(29), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required. Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 75% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80% or until such time, if any, as such insurance is required to be released in accordance with the provisions of applicable law including, but not limited to, the Homeowners Protection Act of 1998. The Servicer shall assure that all premiums due under any Primary Insurance Policy are paid in a timely manner, but, shall be entitled to reimbursement pursuant to the terms of this Agreement for premiums paid by the Servicer on behalf of any Mortgagor who is obligated to pay such premiums but fails to do so. The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the Funding Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 7.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by subinsurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, then the Servicer shall obtain, and, except as otherwise provided above, maintain, a replacement Primary Insurance Policy as provided above.

         In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 5.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal in accordance with Section 5.05.

         Section 5.09 Transfer of Accounts.

         The Servicer may transfer the Collection Account or any Escrow Account to a different depository institution from time to time; provided that (i) no such transfer shall be made unless all certifications or letter agreements required under Section 5.04 have been executed and delivered by the parties thereto; and (ii) concurrently upon any such transfer, the Servicer shall give written notice thereof to the Purchaser. Notwithstanding anything to the contrary contained herein, the Collection Account and each Escrow Account shall at all times constitute Eligible Accounts.

         To the extent that at any time the funds in either the Collection Account or the Escrow Account should exceed the FDIC maximum insurance limit, (the "Excess Amount"), the Servicer shall put such Excess Amount into Permitted Investments, which funds shall be brought back into the Collection Account or Escrow Account, as the ease may be, for distribution to the Purchaser on the related Remittance Date.

         Section 5.10 Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan and (b) the greater of (1) the Unpaid Principal Balance of such Mortgage Loan or (2) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the loss payee from becoming a co-insurer.

         If any Mortgaged Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, then the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the National Flood Insurance Program with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (a) the outstanding principal balance of the related Mortgage Loan or (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

         The Servicer shall also maintain on each REO Property fire, hazard and liability insurance, and to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value of the improvements which are a part of such property and (b) the Unpaid Principal Balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Note Rate and related Servicing Advances.

         All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least 30 days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided that the Servicer shall not accept any such insurance policies from insurance companies unless such companies (a) currently reflect (1) a general policyholder's rating of B+ or better and a financial size category .of III or better in Best's Key Rating Guide, or (2) a general policyholder's rating of "A" or "A-" or better in Best's Key Rating Guide, and (b) are licensed to do business in the state wherein the related Mortgaged Property is located. Notwithstanding the foregoing, the Servicer may accept a policy underwritten by Lloyd's of London or, if it is the only coverage available, coverage under a state's Fair Access to Insurance Requirement (FAIR) Plan. If a hazard policy becomes in danger of being terminated, or the insurer ceases to have the ratings noted above, the Servicer shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 5.11.

         Pursuant to Section 5.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account within one Business Day after receipt, subject to withdrawal in accordance with Section 5.05. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating remittances to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

         It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         Section 5.11 Maintenance of Mortgage Impairment Insurance Policy.

         If the Servicer obtains and maintains a blanket policy issued by an issuer that has a Best's

Key rating of A+:V insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 5 . 10 and otherwise complies with all other requirements of Section 5.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 5.10, it being understood and agreed that such policy may contain a deductible clause, in which ease the Servicer shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 5.10 and there shall have been one or more losses which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause; provided that the Servicer shall not be entitled to obtain reimbursement therefor. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

         Section 5.12  Fidelity Bond; Errors and Omissions Insurance.

         The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA and FHLMC on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the "Mortgage Banker's Blanket Bond" and shall protect and insure the Servicer against losses, including losses arising by virtue of any Mortgage Loan not being satisfied in accordance with the procedures set forth in Section
7.02 and/or losses resulting from or arising in connection with forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of or by such Persons. Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Guide and by FHLMC in the FHLMC Servicing Guide. The Servicer shall cause to be delivered to the Purchaser on or before the Funding Date: (i) a certified true copy of the Fidelity Bond and insurance policy; (ii) a written statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without 30 days prior written notice to the Purchaser; and
(iii) written evidence reasonably satisfactory to the Purchaser that such Fidelity Bond or insurance policy provides that the Purchaser is a beneficiary or loss payee thereunder.

         Section 5.13  Management of REO Properties.

         (1) If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an "REO Property"), the deed or certificate of sale shall be taken in the name

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

of the Purchaser or the Person (which may be the Servicer for the benefit of the Purchaser) designated by the Purchaser, or in the event the Purchaser or such Person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. The Servicer (acting alone or through a subservicer), on behalf of the Purchaser, shall, subject to Section 5.0l(3)(e), dispose of any REO Property pursuant to Section 5.14. Unless an appraisal prepared by an MAI Appraiser who is Independent in accordance with the provisions of 12 C.F.R. 225.65 shall have been obtained in connection with the acquisition of such REO Property, promptly following any acquisition by the Purchaser (through the Servicer) of an REO Property, the Servicer shall obtain a narrative appraisal thereof (at the expense of the Purchaser) in order to determine the fair market value of such REO Property. The Servicer shall promptly notify the Purchaser of the results of such appraisal. The Servicer shall also cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter, and Servicer shall be entitled to be reimbursed for expenses in connection therewith in accordance with this Agreement. The Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicer's Mortgage File and copies thereof shall be forwarded by the Servicer to the Purchaser. The Servicer shall also furnish to the Purchaser the applicable reports required under Section 8.01.

         (2) Notwithstanding anything to the contrary contained herein, if a REMIC election has been or is to be made with respect to the arrangement under which the Mortgage Loans and the REO Properties are held, then the Servicer shall manage, conserve, protect and operate each REO Property in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 86OG(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code (or comparable provisions of any successor or similar legislation).

         (3) The Servicer shall deposit and hold all revenues and funds collected and received in connection with the operation of each REO Property in the Collection Account, and the Servicer shall account separately for revenues and funds received or expended with respect to each REO Property.

         (4) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (and, in particular, Section 5.01(3)(c)), to do any and all things in connection with any REO Property as are consistent with the servicing standards set forth in Section
5.01. In connection therewith, the Servicer shall deposit or cause to be deposited on a daily basis in the Collection Account all revenues and collections received or collected by it with respect to each REO Property, including all proceeds of any RIO Disposition. Subject to Section 5.15(4), the Servicer shall withdraw (without duplication) from the Collection Account, but solely from the revenues and collections received or collected by it with respect to a specific RIO Property, such funds necessary for the proper operation, management and maintenance of such RIO Property, including the following:

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

                  (a) all insurance premiums due and payable in respect of such REO Property;

                  (b) all real estate taxes and assessments in respect of such RIO Property that may result in the imposition of a lien thereon;

                  (c) all customary and reasonable costs and expenses necessary to maintain, repair, appraise, evaluate, manage or operate such RIO Property (including the customary and reasonable costs incurred by any "managing agent" retained by the Servicer in connection with the maintenance, management or operation of such REO Property);

                  (d) all reasonable costs and expenses of restoration improvements, deferred maintenance and tenant improvements; and

                  (e) all other reasonable costs and expenses, including reasonable attorneys' fees, that the Servicer may suffer or incur in connection with its performance of its obligations under this Section (other than costs and expenses that the Servicer is expressly obligated to bear pursuant to this Agreement).

To the extent that amounts on deposit in the Collection Account are insufficient for the purposes set forth in clauses (a) through (e) above, the Servicer shall, subject to Section 6.04, advance the amount of funds required to cover the shortfall with respect thereto. The Servicer shall promptly notify the Purchaser in writing of any failure by the Servicer to make a Servicing Advance of the type specified in clauses (a) or (b) above (irrespective of whether such Servicing Advance is claimed to be non-recoverable by the Servicer pursuant to
Section 6.04).

                  (f) Following the consummation of an REO Disposition, the Servicer shall remit to the Purchaser, in accordance with Section 6.01, any proceeds from such REO Disposition in the Collection Account following the payment of all expenses and Servicing Advances relating to the subject RIO Property.

         Section 5.14 Sale of Specially Serviced Mortgage Loans and REO Properties.

         Subject to Section 5.01 (and, specifically, Section 5.0l(3)(c)) and
Section 5.15, the Servicer shall offer to sell any REO Property no later than the time determined by the Servicer to be sufficient to result in the sale of such REO Property on or prior to the purchase date specified in Section 5.15(iii). In accordance with the servicing standards set forth in Section 5.01, the Servicer shall solicit bids and offers from Persons for the purchase of any Specially Serviced Mortgage Loan or REO Property and, upon receipt thereof, promptly (but in any event within 3 Business Days) present such bids and offers to the Purchaser. The Servicer shall not accept any bid or offer for any Specially Serviced Mortgage Loan or REO Property except in compliance with
Section 5.01(3)(c). The Purchaser may reject any bid or offer if the Purchaser determines the rejection of such bid or offer would be in the best interests of the Purchaser. If the Purchaser rejects any bid or offer, the Servicer shall, if appropriate, seek an extension of the 2 year period referred to in Section 5.15.

         Subject to Section 5.01 (and, specifically, Section 5.0l(3)(c)) and
Section 5.15, the Servicer shall act on behalf of the Purchaser in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO

Property, including the collection of all amounts payable in connection therewith. The terms of sale of any Specially Serviced Mortgage Loan or REO Property shall be in the sole discretion of the Purchaser. Any sale of a Specially Serviced Mortgage Loan or any REO Disposition shall be without recourse to, or representation or warranty by, the Purchaser or the Servicer, and, if consummated in accordance with the terms of this Agreement, then the Servicer shall have no liability to the Purchaser with respect to the purchase price therefor accepted by the Purchaser. The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in (a) if such sale is an REO Disposition, in the Collection Account in accordance with Section 5.13 and (b) in any other circumstance, the Collection Account in accordance with Section 5.04.

         Section 5.15 Realization Upon Specially Serviced Mortgage Loans and REO Properties.

         (1) Subject to Section 5.0l(3)(c), the Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which (a) in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 5.01 and (b) such foreclosure or other conversion is otherwise in accordance with Section 5.01. The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine that such expenses will be recoverable to it as Servicing Advances either through Liquidation Proceeds or through Insurance Proceeds (in accordance with Section 5.05) or from any other source relating to the Specially Serviced Mortgage Loan. The Servicer shall be required to advance funds for all other costs and expenses incurred by it in any such foreclosure proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated by Section 5.05.

         (2) Upon any Mortgaged Property becoming an REO Property, the Servicer shall promptly notify the Purchaser thereof, specifying the date on which such Mortgaged Property became an REO Property. Pursuant to its efforts to sell such REO Property, the Servicer shall, either itself or through an agent selected by it, protect and conserve such REO Property in accordance with the servicing standards set forth in Section 5.01 and may, subject to Section 5.01(3)(c) and incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, for the period to the sale of such REO Property.

         (3) Notwithstanding anything to the contrary contained herein, the Purchaser shall not, and the Servicer shall not on the Purchaser's behalf, acquire any real property (or personal property incident to such real property) except in connection with a default or a default that is imminent on a Mortgage Loan. If the Purchaser acquires any real property (or personal property incident to such real property) in connection with such a default, then such property shall be disposed of by the Servicer in accordance with this Section and Section
5.14 as soon as possible but in no event later than 2 years after its acquisition by the Servicer on behalf of the Purchaser, unless the Servicer obtains, at the expense of the Purchaser, in a timely fashion an extension from the Internal Revenue Service for an additional specified period.

         (4) Any recommendation of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Property, net of reimbursement to the Servicer for Servicing Advances and fees for work-out compensation in accordance with the FHLMC Servicing Guide, incurred with respect to such REO Property under Section 5.13, shall be applied to the payment of the costs and expenses set forth in Section 5.13(4), with any remaining amounts to be promptly deposited in the Collection Account in accordance with Section 5.13.

         (5) If, in the exercise of its servicing obligations with respect to any Mortgaged Property hereunder, the Servicer deems it is necessary or advisable to obtain an Environmental Assessment, then the Servicer shall so obtain an Environmental Assessment, it being understood that all reasonable costs and expenses incurred by the Servicer in connection with any such Environmental Assessment (including the cost thereof) shall be deemed to be Servicing Advances recoverable by the Servicer pursuant to Section 5.13(4). Such Environmental Assessment shall (a) assess whether (1) such Mortgaged Property is in material violation of applicable Environmental Laws or (2) after consultation with an environmental expert, taking the actions necessary to comply with applicable Environmental Laws is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions, and (b) identify whether (1) any circumstances are present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or (2) if such circumstances exist, after consultation with an environmental expert, taking such actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. (The conditions described in the immediately preceding clauses (a) and (b) shall be referred to herein as "Environmental Conditions Precedent to Foreclosure.") If any such Environmental Assessment so warrants, the Servicer is hereby authorized to and shall-perform such additional environmental testing as it deems necessary and prudent to establish the satisfaction of the foregoing Environmental Conditions Precedent to Foreclosure or to proceed in accordance with Subsection (vi) or (vii), as the case may be, below (such additional testing thereafter being included in the term "Environmental Assessment").

         (6) If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with Subsection 5 of this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property, but the Servicer in good faith reasonably believes that it is in the best economic interest of the Purchaser to proceed against such Mortgaged Property and, if title thereto is acquired, to take such remedial, corrective or other action with respect to the unsatisfied condition or conditions as may be prescribed by applicable law to satisfy such condition or conditions, then the Servicer shall so notify the Purchaser. If, pursuant to Section 5.0l(3)(c), the Purchaser has notified the Servicer in writing to proceed against such Mortgaged Property, then the Servicer shall so proceed. The cost of any remedial, corrective or other action contemplated by the preceding sentence in respect of any of the Environmental Conditions Precedent to Foreclosure that is not satisfied shall not be an expense of the Servicer and the Servicer shall not be required to expend or risk its own funds or otherwise incur any financial liability in connection with any such action.

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

         (7) If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with Subsection 5 of this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property and, in accordance with Section 5.0l(3)(c), the Purchaser elects or is deemed to have elected not to proceed against such Mortgaged Property, then the Servicer shall, subject to Section 5.01(3)(c), take such action as it deems to be in the best economic interest of the Purchaser (other than proceeding against the Mortgaged Property or directly or indirectly becoming the owner or operator thereof) as determined in accordance with the servicing standard set forth in Section 5.01 and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

         (8) Prior to the Servicer taking any action with respect to the use, management or disposal of any hazardous materials on any Mortgaged Property, the Servicer shall request the approval of the Purchaser in accordance with Section 5.0l(3)(e) and, if such action is approved by the Purchaser, (a) keep the Purchaser apprised of the progress of such action; and (b) take such action in compliance with all applicable Environmental Laws.

         Section 5.16  Investment of Funds in the Collection Account.

         The Servicer may direct any depository institution which holds a Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest. All such Permitted Investments shall be held to maturity, unless payable on demand. In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

                  (a) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
(1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (b) demand payment of all amounts due thereunder promptly upon determination by the Servicer or notice from the Purchaser that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

All income and gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 5.05. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any Permitted Investment immediately upon realization of such loss.

         Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Purchaser may elect to take such action, or instruct the Servicer to take such action, as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings, at the expense of the Servicer.

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

         Section 5.17  MERS.

         In the case of each MERS Mortgage Loan, the Servicer shall, as soon as practicable after the Purchaser's request (but in no event more than 30 days thereafter with respect to each Mortgage Loan that was a MERS Mortgage Loan as of the Funding Date, or 90 days thereafter with respect to each Mortgage Loan that was a MERS Eligible Mortgage Loan as of the Funding Date and subsequent to the Funding Date becomes a MERS Mortgage Loan), the Servicer shall take such actions as are necessary to cause the Purchaser to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each of the Purchaser and the Servicer shall maintain in good standing its membership in MERS. In addition, Each of the Purchaser and the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended. With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans. The Servicer shall cooperate with the Purchaser and any successor owner or successor servicer to the extent necessary to ensure that any transfer of ownership or servicing is appropriately reflected on the MERS system.

         Section 5.18  Notification of Adjustments.

         With respect to each Mortgage Loan that is an ARM Loan, the Servicer shall adjust the Note Rate on the related Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Note Rate adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Purchaser that the Servicer has failed to adjust a Note Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

                   ARTICLE VI: REPORTS; REMITTANCES; ADVANCES

         Section 6.01  Remittances

         (1) On each Remittance Date, the Servicer shall remit to the Purchaser (a) all amounts credited to the Collection Account as of the close of business on the preceding Determination Date (including (i) the amount of any Payoff, together with interest thereon at the related Remittance Rate to the end of the month in which prepayment of the related Mortgage Loan occurs and (ii) all proceeds of any REO Disposition net of amounts payable to the Servicer pursuant to Section 5.13), net of charges against or withdrawals from the Collection Account in accordance with Section 5.05, which charges against or withdrawals from the Collection Account the Servicer shall make solely on such Remittance Date, plus (b) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 6.03; provided that the Servicer shall not be required to remit, until the next following Remittance Date, any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.

         (2) All remittances made to the Purchaser on each Remittance Date will be made to the Purchaser or Purchaser's designee by wire transfer of immediately available funds accordingly to the instructions that will be provided by Purchaser to the Servicer.

         (3) With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time by Citibank, N.A., New York, New York, as its prime lending rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to, the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. Neither the payment by the Servicer nor the acceptance by the Purchaser of any such interest shall be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default.

         Section 6.02  Reporting.

         On or before the 5th calendar day (or, if such day is not a Business Day, on the immediately succeeding Business Day) of each month during the term hereof, the Servicer shall deliver to the Purchaser monthly accounting reports in the form of Exhibits 6.02(a) through 6.02(g) attached hereto with respect to the most recently ended Monthly Period. Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans, any delinquencies and the amount of any Principal Prepayments as of the most recently ended Record Date. The Purchaser may assess penalty fees in accordance with FNMA guidelines for late or incorrect reporting.

         The Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

         Section 6.03  Monthly Advances by the Servicer.

         (1) Not later than the close of business on the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Collection Account an amount equal to all Monthly Payments not previously advanced by the Servicer (with interest adjusted to the Remittance Rate) that were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date. The Servicer may reduce the total amount to be deposited in the Collection Account as required by the foregoing sentence by the amount of funds in the Collection Account which represent Prepaid Monthly Payments.

         (2) The Servicer's obligations to make Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the Remittance Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or

Condemnation Proceeds) with respect to the Mortgage Loan; provided that such obligation shall cease if the Servicer furnishes to the Purchaser an Officers' Certificate evidencing the determination by the Servicer in accordance with
Section 6.04 that advances with respect to such Mortgage Loan are non-recoverable.

         Section 6.04  Non-recoverable Advances.

         The determination by the Servicer that any Monthly Advance or Servicing Advance, if made, would constitute a non-recoverable advance shall be evidenced by an Officers' Certificate delivered to the Purchaser detailing the reasons for such determination, with copies of a relevant appraisal by an MM Appraiser who is Independent and, if such reports are to be used to determine that any Monthly Advance or Servicing Advance would be a non-recoverable advance, all engineers' reports, environmental reports or other information relevant thereto that support such determination. Such Officers' Certificate shall set forth the Servicer's considerations in reaching its conclusion that such advance is non-recoverable, and such conclusion shall be based upon, in addition to the above-described appraisal and reports, income and expense statements, rent rolls, occupancy, property inspections, servicer inquiries and other information of similar nature that support the Servicer's conclusion that such advance is non-recoverable. The Purchaser shall have a period of 45 days following the later of (i) the receipt by the Purchaser of such Officers' Certificate and all documentation supplied by the Servicer relating thereto and (ii) the receipt by the Purchaser of such other related documentation or information as shall have been reasonably requested by the Purchaser within 30 days following the delivery of such Officers' Certificate, to approve, by the exercise by the Purchaser of its reasonable credit judgment, the subject Monthly Advance or Servicing Advance as a non-recoverable advance. Only if the Purchaser has so approved any Monthly Advance or Servicing Advance as non-recoverable shall the Servicer be entitled to reimbursement for such non-recoverable advance (solely to the extent made) as provided in Section 5.05 or Section 5.13, as applicable. The Servicer shall also deliver to the Purchaser from time to time upon request copies of any appraisals and other reports or information of the type described in this Section 6.04 that it possesses relative to any Mortgaged Property.

         Section 6.05  Itemization of Servicing Advances.

         The Servicer shall provide the Purchaser with an itemization of all Servicing Advances incurred or made by the Servicer hereunder not less than quarterly and at such other times as the Purchaser may from time to time reasonably request.

                    ARTICLE VII: GENERAL SERVICING PROCEDURE

         Section 7.01  Enforcement of Due-on-Sale Clauses, Assumption
Agreements.

         (1) The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

         (2) If the Servicer is prohibited from enforcing such "due-on-sale" clause, then the Servicer will enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. (For purposes of this Section 7.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.) If any Mortgage Loan is to be assumed, then the Servicer shall inquire into the creditworthiness of the proposed transferee and shall use the same underwriting criteria for approving the credit of the proposed transferee that are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. Where an assumption is allowed, the Servicer, with the prior written consent of the primary mortgage insurer, if any, and subject to the conditions of Section 7.01(3), shall, and is hereby authorized to, enter into a substitution of liability agreement with the Person to whom the Mortgaged Property is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement. In no event shall the Note Rate, the amount of the Monthly Payment or the final maturity date be changed. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Purchaser's Mortgage File and shall, for all purposes, be considered a part of such Purchaser's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement shall be retained by the Servicer as additional compensation for servicing the Mortgage Loans.

         (3) If the credit of the proposed transferee does not meet such underwriting criteria, then the Servicer shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

         Section 7.02  Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Purchaser by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.04 have been or will be so deposited and shall request delivery to it of the Purchaser's Mortgage File held by the Purchaser or its designee. Upon receipt of such certification and request, the Purchaser shall promptly release the related mortgage documents to the Servicer and the Servicer shall promptly prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

         If the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise take such action which results

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

in a reduction of the coverage under the Primary Insurance Policy, if any, then the Servicer shall promptly give written notice thereof to the Purchaser, and, within 10 Business Days following written demand therefor from the Purchaser to the Servicer, the Servicer shall repurchase the related Mortgage Loan by paying to the Purchaser the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser's Account.

         From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser or Purchaser's designee shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the Purchaser's Mortgage File held by the Purchaser to the Servicer. Such servicing receipt shall obligate the Servicer to return the related Mortgage documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Purchaser's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Purchaser's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and the Liquidation Proceeds were deposited in the Collection Account, the servicing receipt shall be released by the Purchaser to the Servicer.

         Section 7.03  Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments actually collected on the Mortgage Loans the amounts provided for as the Servicing Fee. The Servicing Fee in respect of a Mortgage Loan for a particular month shall become payable only upon the receipt by the Servicer from the Mortgagor of the full Monthly Payment in respect of such Mortgage Loan. Additional servicing compensation in the form of assumption fees, as provided in Section 7.01, late payment charges and other servicer compensation for modifications, short sales, and other services not to exceed those fees described in the FHLMC Servicing Guide shall be retained by the Servicer to the extent not required to be deposited in the Collection Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

         Section 7.04  Annual Statement as to Compliance.

         The Servicer will deliver to the Purchaser on or before March 31 of each year, beginning with March 31, 2002, an Officers' Certificate stating that
(i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, (ii) the Servicer has fully complied with the provisions of this Agreement and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

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

         Section 7.05 Manual Independent Certified Public Accountants' Servicing Report.

         On or before March 31 of each year beginning March 31, 2002, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans generally that include a sampling of the Mortgage Loans, the provisions of
Article VI have been complied with and, on the basis of such an examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

         Section 7.06  Purchaser's Right to Examine Servicer Records.

         The Purchaser shall have the right to examine and audit, during business hours or at such other times as are reasonable under applicable circumstances, upon five days advance notice any and all of (i) the credit and other loan files relating to the Mortgage Loans or the Mortgagors, (ii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) relating to the servicing of the Mortgage Loans and (iii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) that are relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. The Servicer shall be obligated to make the foregoing information available to the Purchaser at the site where such information is stored; provided that the Purchaser shall be required to pay all reasonable costs and expenses incurred by the Servicer in making such information available.

              ARTICLE VIII: REPORTS TO BE PREPARED BY THE SERVICER

         Section 8.01  The Servicer's Reporting Requirements.

         (1) Electronic Format. If requested by the Purchaser or its designee, the Servicer shall supply any and all information regarding the Mortgage Loans and the REO Properties, including all reports required to be delivered pursuant to this Section 5.03, Section 6.02 and Section 8.01, to the Purchaser in electronic format reasonably acceptable to Purchaser.

         (2) REO Property Reports. On or before the 3rd Business Day preceding each Determination Date, the Servicer shall deliver to the Purchaser a report, in form acceptable to Purchaser, describing in reasonable detail the Servicer's efforts in connection with the sale of each REO Property and setting forth all operating income (including rental income) and operating expenses pertaining to each REO Property for the previous month, together with rent rolls, operating statements, and such other information as is referenced on such report pertaining to the REO Property.

         (3) Additional Reports; Further Assurances. On or before the 3rd Business Day preceding each Determination Date, the Servicer shall deliver to the Purchaser (i) a report, acceptable to the Purchaser, describing in reasonable detail all Mortgage Loans that are 90 days or more delinquent and the Servicer's activities in connection with such delinquencies and (ii) a report (substantially in the form of Exhibit 8.01 attached hereto) with respect to delinquent Mortgage Loans. Utilizing resources reasonably available to the Servicer without incurring any cost except the Servicer's overhead and employees' salaries, the Servicer shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be reasonably requested by the Purchaser with respect to Mortgage Loans or REO Properties (provided the Purchaser shall have given the Servicer reasonable notice and opportunity to prepare such reports, information or documentation), including any reports, information or documentation reasonably required to comply with any regulations of any governmental agency or body having jurisdiction over the Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request. If any of such reports are not customarily prepared by the Servicer or require that the Servicer program data processing systems to create the reports, then the Purchaser shall pay to the Servicer a fee mutually agreed to by the Purchaser and the Servicer taking into account the Servicer's actual time and cost in preparing such reports. The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         Section 8.02  Financial Statements.

         The Servicer understands that, in connection with marketing the Mortgage Loans, the Purchaser may make available to any prospective purchaser of the Mortgage Loans the Servicer's audited financial statements for its fiscal year 1999 and its audited financial statements for fiscal year 2000, together with any additional statements provided pursuant to the next sentence. During the term hereof, the Servicer will deliver to the Purchaser audited financial statements for each of its fiscal years following the Funding Date and all other financial statements prepared following the Funding Date to the extent any such statements are available upon request to the public at large.

         The Servicer also agrees to make available upon reasonable notice and during normal business hours to any prospective purchasers of the Mortgage Loans a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer which may affect, in any material respect, the Servicer's ability to comply with its obligations under this Agreement, and to permit any prospective purchasers upon reasonable notice and during normal business hours to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchasers that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

                             ARTICLE IX: THE SELLERS

         Section 9.01  Indemnification; Third Party Claims.

         The Sellers shall, jointly and severally, indemnify and hold harmless the Purchaser, its directors, officers, agents, employees, and assignees (each, an "Indemnified Party") from and against any costs, damages, expenses (including reasonable attorneys' fees and costs, irrespective

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

of whether or not incurred in connection with the defense of any actual or threatened action, proceeding, or claim), fines, forfeitures, injuries, liabilities or losses '("Losses") suffered or sustained in any way by any such Person, no matter how or when arising (including Losses incurred or sustained in connection with any judgment, award, or settlement), in connection with or relating to (i) a breach by a Seller of any of its representations and warranties contained in Article III or (ii) a breach by a Seller of any of its covenants and other obligations contained herein, provided that in either case Cendant Mortgage shall not be required to indemnify any Indemnified Party for Losses in connection with or relating to a breach by the Trust of the representations contained in Sections 3.03(3) or 3.03(15) hereof. The Servicer shall indemnify and hold harmless each Indemnified Party from and against any Losses suffered or sustained in any way by any such Person, no matter how or when arising (including Losses incurred or sustained in connection with any judgment, award, or settlement), in connection with or relating to (i) a breach by the Servicer of any of its representations and warranties contained in
Article III or (ii) a breach by the Servicer of any of its covenants and other obligations contained herein including any failure to service the Mortgage Loans in compliance with the terms hereof

         The Sellers or the Servicer shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Mortgage Loan and/or any REO Property (ii) assume the defense of any such claim and pay all expenses in connection therewith, including attorneys' fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Indemnified Party in respect of such claim. Nothing contained herein shall prohibit the Indemnified Party, at its expense, from retaining its own counsel to assist in any such proceedings or to observe such proceedings; provided that neither Seller shall be obligated to pay or comply with any settlement to which it has not consented. All amounts required to be paid or reimbursed by a Seller hereunder shall be paid or reimbursed as and when incurred by the Indemnified Party upon demand therefor by such Indemnified Party.

         Section 9.02  Merger or Consolidation of the Seller.

         Each Seller will keep in full effect its existence, rights and franchises as a corporation or a Delaware business trust, as applicable, under the laws of the state of its organization and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         My Person into which a Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of such Seller's assets to such Person) to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that, unless otherwise consented to by the Purchaser, the successor or surviving Person, in the case of a merger or consolidation, etc. of the Servicer, shall be an institution qualified to service mortgage loans on behalf of FNMA and FHLMC in accordance with the requirements of Section 3.02(l), shall not cause a rating on any security backed by a Mortgage Loan to be downgraded and shall satisfy the requirements of Section 12.01 with respect to the qualifications of a successor to such Seller.

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

         Section 9.03  Limitation on Liability of the Sellers and Others.

         Neither the Sellers nor any of the officers, employees or agents of the Sellers shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or pursuant to the express written instructions of the Purchaser, or for errors in judgment made in good faith; provided that this provision shall not protect the Sellers or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith, negligence or any breach in the performance of the obligations and duties hereunder. The Sellers and any officer, employee or agent of the Sellers may rely in good faith on any document of any kind reasonably believed by the Sellers or such Person to be genuine and prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         The Sellers shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their duties hereunder and which in their opinion may involve them in any expense or liability; provided that the Sellers may in their discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Sellers shall be entitled to be reimbursed therefor out of the Collection Account. This indemnity shall survive the termination of this Agreement.

         Section 9.04  Servicer Not to Resign.

         With respect to the retention by Cendant Mortgage of the servicing of the Mortgage Loans and the REO Properties hereunder, Cendant Mortgage acknowledges that the Purchaser has acted in reliance upon Cendant Mortgage's Independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof Consequently, Cendant Mortgage shall not assign the servicing rights retained by it hereunder to any third party nor resign from the obligations and duties hereby imposed on it except (i) with the written approval of the Purchaser, such approval not to be unreasonably withheld, or (ii) 30 Business Days following any determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Cendant Mortgage. Any determination permitting the transfer of the servicing rights or the resignation of Cendant Mortgage under Subsection (ii) hereof shall be evidenced by an opinion of counsel to such effect delivered to the Purchaser, which opinion of counsel shall be in form and substance reasonably acceptable to the Purchaser.

                               ARTICLE X: DEFAULT

         Section 10.01 Events of Default.

         In ease one or more of the following events shall occur and be continuing:

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

         (1) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of 3 Business Days unless such failure to remit is due to a cause beyond the Servicer's control, including an act of God, act of civil, military or governmental authority, fire, epidemic, flood, blizzard, earthquake, riot, war, or sabotage, provided that the Servicer gives the Purchaser notice of such cause promptly and uses commercially reasonable efforts to correct such failure to remit and does so remit within 2 Business Days following the end of the duration of the cause of such failure to remit; or

         (2) any failure on the part of a Seller/Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of such Seller/Servicer set forth in this Agreement which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable Seller/Servicer by the Purchaser; provided that such 45-day period shall not begin with respect to any failure to cure or repurchase in accordance with Sections 2.04 and/or 3.04 until the expiration of the cure periods provided for in Sections 2.04 and/or 3.04, as applicable;

         (3) any filing of an Insolvency Proceeding by or on behalf of a Seller/Servicer, any consent by or on behalf of a Seller/Servicer to the filing of an Insolvency Proceeding against a Seller/Servicer, or any admission by or on behalf of a Seller/Servicer of its inability to pay its debts generally as the same become due;

         (4) any filing of an Insolvency Proceeding against a Seller/Servicer that remains undismissed or unstayed for a period of 60 days after the filing thereof;

         (5) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of a Seller/Servicer;

         (6) any failure or inability of Cendant Mortgage to be eligible to service Mortgage Loans for FNMA or FHLMC; or

         (7) any sale, transfer, assignment, or other disposition by a Seller/Servicer of all or substantially all of its property or assets to a Person who does not meet the qualifications enumerated or incorporated by reference into Section 9.02, any assignment by a Seller/Servicer of this Agreement or any of a Seller's/Servicer's rights or obligations hereunder except in accordance with Section 9.04, or any action taken or omitted to be taken by a Seller/Servicer in contemplation or in furtherance of any of the foregoing, without the consent of the Purchaser;

then, and in each and every such ease, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Sellers may, in addition to whatever rights the Purchaser may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Sellers under this Agreement and in and to the Mortgage Loans and the proceeds thereof subject to Section 12.01, without the Purchaser's incurring any penalty or fee of any kind whatsoever in connection therewith; provided that, upon the occurrence of an Event of Default under Subsection (3), (4) or (5) of this Section 10.01, this Agreement and all authority and power of the Sellers hereunder (whether with respect to the Mortgage Loans, the REO Properties or otherwise) shall automatically cease. On or after the receipt by the Sellers of such written notice, all authority and power of the Sellers under this Agreement (whether with respect to the Mortgage Loans or otherwise) shall cease.

                            ARTICLE XI: TERMINATION

         Section 11.01 Term and Termination.

         (1) The servicing obligations of the Servicer under this Agreement may be terminated as provided in Section 10.01 hereof

         (2) In any ease other than as provided under Subsection (1) hereof, the respective obligations and responsibilities of the Sellers hereunder shall terminate upon: (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (b) the mutual written consent of the Sellers and the Purchaser.

         (3) Upon any termination of this Agreement or the servicing obligations of the Servicer hereunder, then the Servicer shall promptly prepare, execute and deliver all agreements, documents and instruments, including all Servicer Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect such termination, all at the Servicer's sole expense. In any such event, the Servicer agrees to cooperate with the Purchaser in effecting the termination of the Servicer's servicing responsibilities hereunder, including the transfer to the Purchaser or its designee for administration by it of all cash amounts which shall at the time be contained in, or credited by the Servicer to, the Collection Account and/or the Escrow Account or thereafter received with respect to any Mortgage Loan or REO Property.

         Section 11.02 Termination without Cause.

         In the event that any Mortgage Loans become delinquent in their payment obligations, and the Purchaser has no disposition option other than to sell such non-performing Mortgage Loans to a third party purchaser on a servicing released basis, then Seller agrees to act in the following manner: (i) either allow the servicing function on such non-performing Mortgage Loans to be released to the Purchaser's third party purchaser; or (ii) purchase the non-performing Mortgage Loans from the Purchaser under the same price and terms which the Purchaser's third party purchaser would have purchased such non-performing Mortgage Loans.

         Section 11.03 Survival.

         Notwithstanding anything to the contrary contained herein, the representations and warranties of the parties contained herein and in any certificate or other instrument delivered pursuant hereto, as well as the other covenants hereof (including those set forth in Section 9.01) that, by their terms, require performance after the termination by this Agreement, shall survive the termination of this Agreement and shall inure to the benefit of the parties, their successors and assigns. Sellers further agree that the representations, warranties and covenants made by Sellers herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by Purchaser notwithstanding any investigation heretofore made by Purchaser or on Purchaser's behalf.

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

                        ARTICLE XII: GENERAL PROVISIONS

         Section 12.01 Successor to the Servicer.

         Upon the termination of the Servicer's servicing responsibilities and duties under this Agreement pursuant to Section 9.04, 10.01, or 11.01, the Purchaser shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, then the Servicer shall continue to discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if applicable) all on the terms and conditions contained herein and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The termination of the Servicer's servicing responsibilities pursuant to any of the aforementioned Sections shall not, among other things, relieve the Servicer of its obligations pursuant to Section 2.04 and/or 7.02, the representations and warranties or other obligations set forth in Sections 2.04, 3.01, 3.02 and 3.03 and the remedies available to the Purchaser under the various provisions of this Agreement. In addition, such termination shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination.

         Section 12.02 Governing Law.

         This Agreement is to be governed by, and construed in accordance with the internal laws of the State of New York without giving effect to principals of conflicts of laws. The obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 12.03 Notices.

         Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered, sent by courier with delivery against signature therefor, mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar writing mailed or sent by courier as provided above, to (i) in the case of the Purchaser, Lehman Brothers Bank, FSB, 2530 South Parker Road, Suite 600, Aurora, Colorado 80014, Attention: Kevin Yamane, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser, (ii) in the case of the Cendant Mortgage, Cendant Mortgage Corporation, 3000 Leadenhall Road, Mt. Laurel, NJ 08054, Attention: Peter A. Thomas, Vice President, Secondary Marketing, and (iii) in the case of the Trust, c/o Cendant Mortgage Corporation, as Administrator, 3000 Leadenhall Road, Mt. Laurel, NJ 08054, Attention: Peter
A. Thomas, Vice President, Secondary Marketing, or such other address as may hereafter be furnished to the Purchaser in writing by the applicable Seller.

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

         Section 12.04 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 12.05 Schedules and Exhibits.

         The schedules and exhibits that are attached to this Agreement are hereby incorporated herein and made a part hereof by this reference.

         Section 12.06 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (2) any reference in this Agreement to this Agreement or any other agreement, document, or instrument shall be a reference to this Agreement or any other such agreement, document, or instrument as the same has been amended, modified, or supplemented in accordance with the terms hereof and thereof (as applicable);

         (3) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (4) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated articles, sections, subsections, paragraphs and other subdivisions of this Agreement, unless the context shall otherwise require;

         (5)      a reference to a subsection without further reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (6)      a reference to a "day" shall be a reference to a calendar day;

         (7) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (8) the terms "include" and "including" shall mean without limitation by reason of enumeration.

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

         Section 12.07 Waivers and Amendments, Noncontractual Remedies; Preservation of Remedies.

         This Agreement may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance, provided however that Cendant Mortgage may amend or revise the Cendant Guide and the Purchaser may amend or revise the Purchaser Guide, in each case upon 60 days written notice to, and which notice must by acknowledged in writing by, the other party. No such written instrument (other than amendments or revisions to the Cendant Guide or Purchaser Guide) shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the ease may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         Section 12.08 Captions.

         All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

         Section 12.09 Counterparts; Effectiveness; Successor and Assigns.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective as of the date first set forth herein upon the due execution and delivery of this Agreement by each of the parties hereto. Subject to Section 9.04, this Agreement shall inure to the benefit of and be binding upon the Sellers, the Servicer and the Purchaser and their respective successors and assigns.

         Section 12.10 Entire Agreement; Amendment.

         This Agreement (including the schedules and exhibits annexed hereto or referred to herein), together with the Cendant Guide and the Purchaser Guide, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

         Section 12.11 Further Assurances.

         Each party hereto shall take such additional action as may be reasonably necessary to effectuate this Agreement and the transactions contemplated hereby. The Sellers will promptly and duly execute and deliver to the Purchaser such documents and assurances and take such further action as the Purchaser may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Purchaser.

         Section 12.12 Protection of Confidential Information; No Personal Solicitation.

         Each of the Purchaser and the Servicer agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor: (a) such information is and shall be held in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposed of 16 C.F.R. & 313.l4(A)(3); and (c) Purchaser or Servicer, as the case may be is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law.

         From and after the date hereof, each of the Servicer and the Purchaser hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the its behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the other party. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or the Purchaser or any of their affiliates which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12. l 2.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers as of the date first written above.

LEHMAN BROTHERS BANK, FSB

By:
         -------------------------------

Name:    Kevin A. Yamane

Title:   Vice President

CENDANT MORTGAGE CORPORATION

By:
         -------------------------------

Name:

Title:

BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST
(formerly known as CENDANT RESIDENTIAL
MORTGAGE TRUST)

By:      Cendant Mortgage Corporation, as Administrator

By:
         -------------------------------

Name:
         -------------------------------

Title:
         -------------------------------

                                    Exhibit A

                             Mortgage Loan Schedule

                             [Intentionally Omitted]

                                   Exhibit B-1

                   Purchaser's Mortgage File (Collateral File)

                                  Schedule B-1

         (i) The original Mortgage Note endorsed, "Pay to the order of _________________, without recourse" and signed in the name of the Seller by an authorized officer. In the event that the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[SELLER], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[SELLER], formerly known as [previous name]";

         (ii) The original of any guarantee executed in connection with the Mortgage Note (if any);

         (iii) Original recorded Mortgage, with evidence of recording information thereon except for any Mortgage which has been forwarded to the appropriate recorder's office for recordation and which has not been returned by such recording officer, in which case the Seller shall deliver and release to Purchaser a certified true copy of any such Mortgage so certified by the Seller with evidence of such Mortgage's delivery to the appropriate recorder's office. In addition, the Seller shall deliver and release to the Purchaser the original recorded Mortgage within 90 days after the related Funding Date;

         (iv) Original Assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording but not recorded. In the event that the Mortgage Loan was acquired by the Seller in a merger, the assignment must be by "[SELLER], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the assignment must be by "[SELLER], formerly known as [previous name]";

         (v) Original policy of title insurance, except for those Mortgage Loans originated within 60 days before the related Funding Date, for which Mortgage Loans the Seller shall have delivered and released to the Purchaser the related binders or commitments. In addition, the Seller shall deliver to the Purchaser the original policy of title insurance within 90 days after the related Funding Date. The policy must be properly endorsed, any necessary notices of transfer must be forwarded and any other action required to be taken must be taken in order to fully protect, under the terms of the policy and applicable law, the Purchaser's interest as first mortgagee;

         (vi) Original of all assumption, extensions and modification agreements;

         (vii) If required under Article V, the original policy of primary mortgage guaranty insurance, or where such insurance is provided by a master policy, a certified true copy of the master policy and the original certificate of insurance;

         (viii) Original recorded intermediate assignments of the Mortgage, including warehousing assignments, if any;

         (ix) Copies of documents evidencing the Borrower's pledge of additional collateral securing the Mortgage Loan, if applicable; and

         (x) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

DEFINITIONS
================================================================================

                                   Exhibit B-2

                   Servicer's Mortgage File (Credit Documents)

                             [Intentionally Omitted]

================================================================================
                                       65

DEFINITIONS
================================================================================

                                   Exhibit C-1

                       Cendant Guidelines and Restrictions

                             [Intentionally Omitted]

================================================================================
                                       66

DEFINITIONS
================================================================================

                                   Exhibit C-2

                                 Purchaser Guide

                             [Intentionally Omitted]

================================================================================

                                   Exhibit 205

                         Form of Assignment, Assumption
                            and Recognition Agreement

                             [Intentionally Omitted]

                                 Exhibit 5.03(a)

                                   Report P4DL

                             [Intentionally Omitted]

                                 Exhibit 5.03(c)

                         Form of Notice of Foreclosures

                             [Intentionally Omitted]

                                 Exhibit 5.04-1

                    Form of Collection Account Certification

                             [Intentionally Omitted]

                                 Exhibit 5.04-2

                   Form of Collection Account Letter Agreement

                             [Intentionally Omitted]

                                 Exhibit 5.06-1

                      Form of Escrow Account Certification

                             [Intentionally Omitted]

                                 Exhibit 5.06-2.

                     Form of Escrow Account Letter Agreement

                             [Intentionally Omitted]

                                 Exhibit 6.02(a)

                                  Report P439-
                     Monthly Statement of Mortgage Accounts

                                    EXHIBIT 9

================================================================================

                           LEHMAN BROTHERS BANK, FSB,

                                      Owner

                                       and

                          CENDANT MORTGAGE CORPORATION,

                                    Servicer

                                       and

                               LASALLE BANK N.A.,
                                    Custodian

                                   ----------

                               CUSTODIAL AGREEMENT

                                February 1, 2002

                                   ----------

              Residential Fixed and Adjustable Rate Mortgage Loans

================================================================================

                                TABLE OF CONTENTS

                                TABLE OF CONTENTS

         THIS CUSTODIAL AGREEMENT, dated as of February 1, 2002, is made between and among Lehman Brothers Bank, FSB, having an address at 2530 South Parker Road, Suite 600, Aurora, Colorado 80014 (the "Owner"), Cendant Mortgage Corporation, having an address at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054 (the "Servicer") and LaSalle Bank N.A., a national banking association, having an address at 2571 Busse Road, Suite 200, Elk Grove Village, Illinois 60007 (the "Custodian").

                              W I T N E S S E T H:

         WHEREAS, the Owner may purchase from time to time certain mortgage loans (each a "Mortgage Loan") on a whole loan, servicing retained basis from the Servicer, pursuant to the terms and conditions of a Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of the date hereof (the "Purchase and Servicing Agreement"), between the Owner and the Servicer. Each Mortgage Loan shall be identified to the Custodian by the Owner, or by the Servicer on behalf of the Owner, on the related Custodial Transmittal (as herein defined);

         WHEREAS, the Servicer is to service the Mortgage Loans pursuant to the terms and conditions of the Purchase and Servicing Agreement and the Servicer will retain record title to the Mortgage Loans for the sole purpose of servicing and supervising the servicing of the Mortgage Loans on behalf of the Owner;

         WHEREAS, the Custodian is a national banking association and is otherwise authorized to act as Custodian pursuant to this Agreement. The Owner desires to have the Custodian take possession of the Custodial File (as herein defined) relating to each Mortgage Loan, as the custodian of the Owner and any future owner of the Mortgage Loans, in accordance with the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

         Section 1.    Definitions.

         Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase and Servicing Agreement.

         Agreement: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

         Commencement Date: With respect to each Mortgage Loan, the date on which such Mortgage Loan is purchased by the Owner and delivered to the Custodian as custodian pursuant to a Custodial Transmittal.

         Custodial File: As to each Mortgage Loan, any documents relating to such Mortgage Loan which are delivered to the Custodian or which at any time come into the possession of the Custodian.

         Custodial Transmittal: The form executed by the Owner (or by the Servicer on behalf of the Owner) and the Custodian in order to deliver the Mortgage Loans to the Custodian pursuant to this Agreement on the related Commencement Date, a form of which is attached as Exhibit 10 hereto.

         Custodian: LaSalle Bank N.A., or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

         Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

         Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Final Certification: A final certification as to each Mortgage Loan, which Final Certification is delivered to the Owner by the Custodian in accordance with Section 3(b) hereof and in the form annexed hereto as Exhibit 2.

         Initial Certification: An initial certification as to each Mortgage Loan, which Initial Certification is delivered to the Owner by the Custodian in accordance with Section 3(a) hereof and in the form annexed hereto as Exhibit 1.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on the related Mortgaged Property.

         Mortgage Loan Schedule: A schedule of Mortgage Loans deemed annexed as
Exhibit 8 to this Agreement.

         Mortgage Note: The note or other evidence of the indebtedness of Mortgagor secured by a Mortgage.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor: The obligor under a Mortgage Note.

         Owner: Lehman Brothers Bank, FSB, or its successor in interest or assigns.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof

         Servicer: Cendant Mortgage Corporation, or its successor in interest or assigns, or any successor to the Servicer under any Servicing Agreement as therein provided.

         Servicing Agreement: Any agreement between the Owner and the Servicer or its successor which provides for the servicing of any or all of the Mortgage Loans subject to this Agreement, including the Purchasing and Servicing Agreement.

         Section 2.    Delivery of the Custodial Files.

                  (a) No later than 1:00 PM (Central Time) three Business Days prior to each Commencement Date, the Owner shall deliver a Mortgage Loan Schedule to the Custodian attached to a Custodial Transmittal in the form of
Exhibit 10 hereto. On each Commencement Date, the Owner, the Servicer and the Custodian shall be deemed to amend the Mortgage Loan Schedule attached as
Exhibit 8 hereto and thereby make the Mortgage Loans set forth therein, subject to this Agreement.

                  (b) No later than I :00 PM (Central Time) three Business Days prior to each Commencement Date, the Owner shall deliver or cause to be delivered and released to the Custodian the documents listed on Exhibit A hereto with respect to each of the Mortgage Loans identified in the Mortgage Loan Schedule annexed to the related Custodial Transmittal.

         From time to time, the Servicer shall forward to the Custodian additional original documents pursuant to the Servicing Agreement or additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Servicer, in accordance with the Servicing Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File."

         Section 3.    Custodian Certifications.

                  (a) No later than 9:00 AM (Central Time) on the Business Day prior to each Commencement Date, the Custodian shall deliver to the Owner and the Servicer an Initial Certification to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it pursuant to Exhibit A of this Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination, the information set forth on the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in paragraph (a) of Exhibit A of this Agreement and an Assignment of Mortgage has been completed as provided in paragraph (e) of Exhibit A of this Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

                  (b) Within 30 days after each Commencement Date, the Custodian shall ascertain that all documents referred to in Exhibit A with respect to each Mortgage Loan are in its possession, and shall deliver to the Owner and the Servicer a Final Certification to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it pursuant to Exhibit A of this Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination, the information set forth on the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in paragraph (a) of Exhibit A of this Agreement and an Assignment of Mortgage has been completed as provided in paragraph (e) of Exhibit A of this Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

         Section 4.    Obligations of the Custodian.

         With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Owner exclusively. The Custodian shall hold all mortgage documents received by it constituting the Custodial File for the exclusive use and benefit of the Owner or its designee, and shall make disposition thereof only in accordance with the Agreement and the instructions furnished by the Owner or its designee. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fireproof facilities in accordance with customary standards for such custody.

         Section 5.    Online Tracking.

         The Custodian shall provide the Owner with real time remote access to its electronic custodial file tracking system to permit the Owner to remain apprised of the status of all Custodial Files, subject to the Custodian's normal rules for system access. The Custodian shall utilize such electronic custodial file tracking system to maintain its data concerning the Mortgage Loans and shall keep such data current. The Custodian shall provide the Owner with all appropriate software necessary to utilize such system and shall provide reasonable service, support and training to allow such use.

         Section 6.    Future Defects.

         During the term of this Agreement, if the Custodian discovers any defect with respect to the Custodial File, the Custodian shall give written specification of such defect to the Servicer and the Owner.

         Section 7.    Release for Servicing.

                  (a) From time to time and as appropriate for the servicing or foreclosure of any of the Mortgage Loans, the Custodian is hereby authorized and directed after receipt from the Servicer of a written request for release of documents and receipt in the form annexed hereto as Exhibit 3, to release to the Servicer the related Custodial File or the documents set forth in such request and receipt to the Servicer. The Custodian shall deliver such requested documents to the Servicer within two (2) Business Days after its receipt of a written or electronic request for release of documents and receipt in the form annexed hereto as Exhibit 3. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Owner in accordance with the Servicing Agreement. The Servicer shall return to the Custodian the Custodial File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Custodian in the form annexed hereto as
Exhibit 3, the Servicer's request and receipt submitted pursuant to the first sentence of this Section 7 shall be released by the Custodian to the Servicer.

                  (b) From time to time and as appropriate for the foreclosure of any of the Mortgage Loans, the Custodian is hereby authorized and directed, upon receipt from the Servicer of a written request for release of documents and receipt in the form annexed hereto as Exhibit 3 accompanied by a form of attorney's bailee letter duly executed by the Servicer, to send to an attorney as specified in the attorney's bailee letter, originals of the documents listed in the attorney's bailee letter. The Custodian shall deliver such requested documents to the attorney within two (2) Business Days after its receipt of a written request for release of documents and receipt in the form annexed hereto as Exhibit 3. In accordance with the terms of the attorney's bailee letter, the attorney to whom such documents are sent is instructed to return an executed attorney's bailee letter by overnight courier for receipt as soon as possible and in any event no later than ten calendar days following receipt thereof by such attorney.

         Section 8.    Limitation on Release.

         The foregoing provision respecting release to the Servicer of the Custodial Files and documents by the Custodian upon request by the Servicer shall be operative only to the extent that any time the Custodian shall not have released to the Servicer active Custodial Files or documents (including those requested) pertaining to the greatest of (i) 10 Mortgage Loans, (ii) 5 percent by number of the Mortgage Loans at the time being serviced by the Servicer under the Purchase and Servicing Agreement and (iii) 5 percent by aggregate outstanding principal balance of the Mortgage Loans at the time being serviced by the Servicer under the Servicing Agreement. Any additional Custodial Files or documents requested to be released by the Servicer may be released only upon written authorization of the Owner. The limitations of this paragraph shall not apply to the release of Custodial Files to the Servicer under Section 9 below.

         Section 9.    Release for Payment.

         Upon the transfer of servicing of any Mortgage Loan or upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit 3 (which certification shall include a statement to the effect that all amounts received in connection with such payment have been credited to the custodial account established with respect to the Mortgage Loans or all amounts, if any, with respect to a transfer of servicing of the related Mortgage Loan have been received by the Servicer, as provided in the Servicing Agreement), the Custodian shall release the related Custodial File to the Servicer in trust for the Owner within two (2) Business Days after its receipt of the written request for release. The method of such release will be by Federal Express for overnight delivery, unless otherwise specified by the Owner or the Servicer.

         Section 10.   Fees of Custodian.

         The Owner shall pay the Custodian such fees for its services under this Agreement as are set forth in Exhibit 11 hereto.

         Section 11. Removal of Custodian With Respect to Some or All of the Mortgage Loans.

         With or without cause, including without limitation, removal of the Mortgage Loans in order to consummate a reconstituted transaction or otherwise, the Owner may from time to time (i) require the Custodian to complete the endorsements on any Mortgage Notes in its possession and to complete the Assignments of Mortgages prepared by the Servicer in blank and/or (ii) remove and discharge the Custodian from the performance of its duties under this Agreement with respect to any and all of the Mortgage Loans by written notice from the Owner to the Custodian, with a copy to the Servicer. Having given notice of such removal, the Owner promptly shall, by written instrument (i) appoint a successor custodian to act on behalf of the Owner to replace the Custodian under this Agreement, (ii) designate a document custodian to receive the Custodial Files with respect to the Mortgage Loans removed from this Agreement, or (iii) take delivery of the Custodial Files, one original counterpart of which instrument shall be delivered to the Owner, with a copy to the Servicer and an original to the successor custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed, all affected Custodial Files, and shall assign the affected Mortgages and endorse the affected Mortgage Notes in its possession to the successor custodian or as otherwise directed by the Owner if the Assignment of Mortgages have been completed in the name of the Custodian. In the event of any appointment of a successor custodian under this Agreement, the Servicer shall be responsible for the fees of the successor Custodian hereunder. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Mortgage Loans for which this Agreement is not terminated hereunder.

         Section 12.   Transfer of Custodial Files Upon Termination.

         If the Custodian is notified by the Owner that the Servicing Agreement has been terminated as to any or all of the Mortgage Loans, upon written request of the Owner, the Custodian shall release to such Persons as the Owner shall designate the Custodial Files relating to such Mortgage Loans as the Owner shall request, and shall assign the Mortgages and endorse the Mortgage Notes in its possession as the Owner shall request.

         Section 13.   Examination of Custodial Files.

         Upon reasonable prior notice of at least 48 hours to the Custodian, the Owner and its agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to inspect the Custodian's facilities where the Custodial Files are located and examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans at the Custodian's premises.

         Section 14.   Insurance of Custodian.

         At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as Custodian and in amounts and with insurance companies reasonably acceptable to the Owner. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amount required by Fannie Mae in the Fannie Mae Mortgaged-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Owner's & Servicer's Guide. A certificate of the respective insurer as to each such policy, with a copy of such Policy attached, shall be furnished to the Owner, upon request, containing the statement of the insurer or endorsement evidencing that such insurance shall not terminate prior to receipt by the Owner, by registered mail, of 30 days' prior written notice thereof.

         Section 15.   Counterparts.

         For the purposes of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

         Section 16.   Periodic Statement.

         Upon the request of the Owner at any time, the Custodian shall provide to the Owner a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Agreement. Such list may be the form of the copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off or repurchased since the date of this Agreement.

         Section 17.   Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflict of laws.

         Section 18.   Copies of Mortgage Documents.

         Upon the request of the Owner and at the cost and expense of the Owner, the Custodian shall provide the Owner with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

         Section 19.   No Adverse Interest of Custodian.

         By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof

         Section 20.   Termination by Custodian.

         The Custodian may terminate its obligations under this Agreement upon at least 60 days' notice to the Servicer and the Owner. The costs associated with the termination of this Agreement by the Custodian, including all costs associated with the transfer of the Custodial Files shall be borne by the Custodian, provided that such costs shall not include any higher custodial fees paid by the Owner or the Servicer to a successor Custodian. In the event of such termination, the Owner shall appoint a successor Custodian. The payment of such successor Custodian's fees and expenses with respect to each Mortgage Loan shall be solely the responsibility of the Owner or the Servicer, as the case may be. Upon such appointment the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Agreement, and shall assign the Mortgages and endorse the Mortgage Notes to the successor Custodian, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, or as otherwise directed by the Owner.

         Section 21.   Term of Agreement.

         Unless terminated pursuant to Section 11 or Section 20 hereof, this Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Owner under the Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Owner.

         Section 22.   Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         Section 23.   Successors and Assigns.

         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.

         Section 24.   Limitation on Liability.

         Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

         Section 25.   Indemnification of Custodian.

         The Servicer agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Custodial Agreement.

         Section 26.   Custodian Obligations Regarding Genuineness of Documents.

         In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming the requirements of this Custodial Agreement, but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Custodial Agreement.

         Section 27.   Authorized Representatives.

         Each individual designated as an authorized representative of the Custodian, the Owner and the Servicer (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Custodian, the Owner and the Servicer, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Owner and the Servicer initially authorized hereunder is set forth on Exhibits 4, 5 and 6, respectively. From time to time, the Custodian, the Owner and the Servicer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

         Section 28.   Reproduction of Documents.

         This Custodial Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (h) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceedings, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                            [signature page follows]

         IN WITNESS WHEREOF, the Owner, the Servicer and the Custodian have caused their names. to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                                   CENDANT MORTGAGE CORPORATION

                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                   LEHMAN BROTHERS BANK, FSB

                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                   LASALLE BANK N.A.

                                                   By:
                                                       -------------------------
                                                       Name:
                                                       Title:

                                    Exhibit A

                           CONTENTS OF CUSTODIAL FILE

         The Custodial File shall contain:

                  (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of __________, without recourse" and signed in the name of the previous owner by an authorized officer (in the event that the Mortgage Loan was acquired by the previous owner in a merger, the signature must be in the following form: "[the previous owner], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[the previous owner], formerly known as [previous name]";

                  (b) the original of any guarantee executed in connection with the Mortgage Note (if any);

                  (c) the original Mortgage with evidence of recording thereon or copies certified by the related recording office; provided, that at the time of the Initial Certification, there shall be a certified true copy of the original Mortgage with a certification stamped thereon or affixed thereto stating that the original thereof has been sent for recording;

                  (d) the originals of assumption, modification, consolidation or extension agreements, with evidence or recording thereon;

                  (e) if applicable, the original Assignment of Mortgage for each Mortgage Loan conveying the Mortgage to the Owner or Owner's designee (which may include Servicer or MERS or any other party designated by Owner); provided, that at the time of the Initial Certification, there shall be a certified true copy of the original Assignment of Mortgage for each Mortgage Loan conveying the Mortgage to the Owner or Owner's designee (which may include Servicer or MERS or any other party designated by Owner), with a certification stamped thereon or affixed thereto stating that the original thereof has been sent for recording. The Assignment will either be recorded or be in form and substance acceptable for recording;

                  (f) if applicable, the originals of all intervening assignments of mortgage with evidence of recording thereon or copies certified by the related recording office; provided, that at the time of the Initial Certification, there shall be a certified true copy of the originals of all intervening assignments of mortgage, with certifications stamped thereon or affixed thereto stating that the originals thereof has been sent for recording;

                  (g) the original commitment for title insurance or mortgagee title insurance policy or attorney's opinion of title and abstract of title;

                  (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

                  (i)      such other documents as the Owner may require.

         Notwithstanding anything to the contrary contained in this Agreement, in those instances where the public recording office retains or loses the original Mortgage or Assignment of Mortgage or any other recorded document after it has been recorded, the obligations to deliver such documents shall be deemed to have been satisfied upon delivery to the Custodian prior to the Commencement Date of a copy of such Mortgage or Assignment of Mortgage or any other recorded document, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof

                                    Exhibit 1

                              INITIAL CERTIFICATION


___________, 200

[        ]
[        ]
[        ]

Re:      Custodial Agreement, dated as of February 1, 2002, among Lehman brothers Bank, FSB, as the Owner, Cendant Mortgage Corporation, as the Servicer and LaSalle Bank N.A., as the Custodian

Ladies and Gentlemen:

         In accordance with the provisions of Section 3(a) of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that with respect to each of the Mortgage Loans listed on the Mortgage Loan Schedule annexed hereto: (i) all documents required to be delivered to us pursuant to Exhibit A of the Custodial Agreement are in our possession; (ii) such documents have been reviewed by us and appear regular on their face and relate to such Mortgage Loan; (iii) based on our examination, the information set forth on the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in paragraph
(a) of Exhibit A of the Custodial Agreement and an Assignment of Mortgage has been completed as provided in paragraph (e) of Exhibit A of the Custodial Agreement. Annexed hereto is an exception report specifying any exceptions to the above certification.

         The Custodian makes no representation as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

                                                   LASALLE BANK N.A.,
                                                   Custodian

                                                   By:
                                                      --------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                         -----------------------

Attachments: Mortgage Loan Schedule
Exception Report

                                    Exhibit 2

                               FINAL CERTIFICATION

__________, 200_

[        ]
[        ]
[        ]

Re:      Custodial Agreement, dated as of February 1, 2002, among Lehman
Brothers Bank, FSB, as the Owner, Cendant Mortgage Corporation, as the Servicer and [NAME OF CUSTODIAN], as the Custodian

Ladies and Gentlemen:

         In accordance with the provisions of Section 3(b) of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that with respect to each of the Mortgage Loans listed on the Mortgage Loan Schedule annexed hereto: (i) all documents required to be delivered to us pursuant to Exhibit A of the Custodial Agreement are in our possession; (ii) such documents have been reviewed by us and appear regular on their face and relate to such Mortgage Loan; (iii) based on our examination, the information set forth on the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in paragraph
(a) of Exhibit A of the Custodial Agreement and an Assignment of Mortgage has been completed as provided in paragraph (e) of Exhibit A of the Custodial Agreement. Annexed hereto is an exception report specifying any exceptions to the above certification.

         The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan.

                                                   LASALLE BANK N.A.,
                                                   Custodian

                                                   By:
                                                      --------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                         -----------------------

                                    Exhibit 3

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:      LASALLE BANK N.A.
         [ADDRESS OF CUSTODIAN]
         [ADDRESS OF CUSTODIAN]
         [ADDRESS OF CUSTODIAN]

Re:      Custodial Agreement, dated as of February 1, 2002, among Lehman
Brothers Bank, FSB, as the Owner, Cendant Mortgage Corporation, as the Servicer and LaSalle Bank N.A., as the Custodian

         In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Owner, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

        1. Mortgage Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the custodial account as provided in the Servicing Agreement.)

        2. Mortgage Loan liquidated by _________________________. (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the custodial account pursuant to the Purchase and Servicing Agreement.)

        3. Repurchase pursuant to the Purchase and Servicing Agreement. (The Servicer hereby certifies that the repurchase price has been credited to the custodial account as provided in the Purchase and Servicing Agreement.)

        4. Mortgage Loan Required for Servicing.

        5. Mortgage Loan in Foreclosure.

        6. Other (Explain)

           -------------------------------------------------

           -------------------------------------------------

         If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

         If box 4, 5 or 6 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                                   CENDANT MORTGAGE CORPORATION,
                                                   Servicer

                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                   Date:
                                                        ------------------------

Acknowledgment of Documents returned to the Custodian:

NAME OF CUSTODIAN],
Custodian

By:
   -------------------------
    Name:
    Title:

Date:
     -----------------------

                                    Exhibit 4

                   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

--------------------------------------------------------------------------------
Name                       Title                   Signature
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Exhibit 5

                     AUTHORIZED REPRESENTATIVES OF THE OWNER

--------------------------------------------------------------------------------
Name                       Title                   Signature
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Exhibit 6

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER

--------------------------------------------------------------------------------
Name                       Title                   Signature
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exhibit 7

OMITTED

                                    Exhibit 8

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]

                                    Exhibit 9

                             [Intentionally Omitted]

                                   Exhibit 10

                              CUSTODIAL TRANSMITTAL

         On this ____________ day of __________________, 200_, Lehman Brothers
Bank, FSB (the "Owner") as the Owner under that certain Custodial Agreement, dated as of February 1, 2002 (the "Custodial Agreement"), among the Owner, Cendant Mortgage Corporation (the "Servicer") and LaSalle Bank NA., (the "Custodian"), does hereby deliver to the Custodian, the Custodial Files with respect to the Mortgage Loans purchased from Cendant Mortgage Corporation and which Mortgage Loans are listed on the Mortgage Loan Schedule attached hereto and which Mortgage Loans shall be subject to the terms of the Custodial Agreement on the date hereof

         With respect to the Mortgage Loans delivered hereby, the Commencement Date shall be ________________, 200.

         With respect to the Mortgage Loans delivered hereby the Owner shall be responsible for paying the Custodial Fees under the Custodial Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

         This Custodial Transmittal may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                                                   OWNER:

                                                   LEHMAN BROTHERS BANK, FSB

                                                   By:
                                                      --------------------------
                                                      Its authorized agent

Accepted:

CUSTODIAN:

LASALLE BANK N.A.

By:
   --------------------
   Name:
   Title:

Attachment:  Mortgage Loan Schedule

                                   Exhibit 11

                          CUSTODIAN'S FEES AND EXPENSES

                             [Intentionally Omitted]

                                   EXHIBIT 10

                          FORM OF WARRANTY BILL OF SALE

                                   EXHIBIT 10

                          FORM OF WARRANTY BILL OF SALE

         On this ___ day of ________, 200__, [Cendant Mortgage Corporation] [Bishop's Gate Residential Mortgage Trust] ("Seller") as the Seller under that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of June ______, 2001 (the "Agreement") does hereby sell, transfer, assign, set over and convey to [__________] as Purchaser Under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section
2.01 of the Agreement, the Seller has delivered to the Purchaser or its custodian the Legal Documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Servicer's Mortgage File required to be retained by Cendant Mortgage Corporation ("Cendant") to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by Cendant for the benefit of the Purchaser as the owner thereof. Cendant's possession of any portion of each such Servicer's Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by Cendant shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicer's Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Cendant shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Cendant at the will of the Purchaser in such custodial capacity only.

         The Seller confirms to the Purchaser that the representations and warranties set forth in Sections 3.01, [3.02] and 3.03 of the Agreement are true and correct as of the date hereof, and that all statements made in the Sellers' Officer's Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                            [CENDANT MORTGAGE CORPORATION]
                                            [BISHOP'S GATE RESIDENTIAL MORTGAGE
                                            TRUST]

                                            (Seller)

                                            By:

                                            Name:

                                            Title:

                                   Exhibit 11

                Form of Additional Collateral Servicing Agreement

                                                                       Execution

                    ADDITIONAL COLLATERAL SERVICING AGREEMENT

         This ADDITIONAL COLLATERAL SERVICING AGREEMENT (this "Agreement"), dated as of February 1, 2002 is made among Cendant Mortgage Corporation ("Cendant" or the "Servicer") and Lehman Brothers Bank, FSB (the "Purchaser").

                                   WITNESSETH:

         WHEREAS, Purchaser is the Purchaser pursuant to the terms and provisions of that certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of February 1, 2002 between the Servicer and the Purchaser (the "Purchase and Servicing Agreement"); and

         WHEREAS, Purchaser will purchase under the Purchase and Servicing Agreement from time to time certain Mortgage Loans that were originated by MLCC and secured by collateral in addition to the real property securing such Mortgage Loans (any such loans subject to the Purchase and Servicing Agreement and identified on the Mortgage Loan Schedule from time to time, the "Additional Collateral Mortgage Loans"); and

         WHEREAS, that with respect to each Additional Collateral Mortgage Loan, Servicer is a party to (or assignee of ) either: (a) a Mortgage 100K Pledge Agreement; or (b) a Parent Power(R) Agreement; and

         WHEREAS, in connection with the Mortgage 100K Loans and those Parent Power(R) Mortgage Loans supported by a Parent Power(R) Guaranty and Security Agreement for Securities Account (collectively, the "Pledge Agreements"), the Additional Collateral Mortgage Loans are secured by real property of the applicable borrower and by the pledges of certain securities in a Securities Account of the borrower or parent of the borrower (the "Securities Accounts"); and

         WHEREAS, in connection with the Parent Power(R) Loans supported by a Parent Power(R) Guaranty Agreement for Real Estate, the Additional Collateral Mortgage Loans are secured by the real property of the applicable borrower and the real property of the applicable guarantor of such loan; and

         WHEREAS, Servicer and MLCC have entered into a Loan Purchase and Sale Agreement, under which MLCC will administer and service the Additional Collateral with respect to the Additional Collateral Mortgage Loans; and

         WHEREAS, Purchaser has requested Servicer, and Servicer has agreed, to administer and service the Additional Collateral, provided that the Servicer shall have no obligation to do so unless it shall have assumed the obligations of MLCC as successor Servicer under the Loan Purchase and Sale Agreement,

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms shall have the meanings set forth below:

         "Additional Collateral": (i) With respect to any Mortgage 100K Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100K Pledge Agreement, or
(ii) with respect to any Parent Power(R) Mortgage Loan, the related Parent Power(R) Agreement and collateral pledged pursuant thereto.

         "Additional Collateral Agreements": Each Mortgage 100K Pledge Agreement, Parent Power(R) Guaranty and Securities Agreement for Securities Account, Parent Power(R) Guaranty Agreement for Real Estate and the Control Agreement, for each Additional Collateral Mortgage Loan.

         "Additional Collateral Mortgage Loan": Each Mortgage Loan as to which Additional Collateral was required to be provided at the closing thereof, which is subject to the terms of this Agreement from time to time.

         "Additional Collateral Servicer": Either (i) MLCC or (ii) Cendant, if MLCC's obligations to administer the Additional Collateral as provided in the Loan Purchase and Sale Exhibit have been terminated with respect to the Additional Collateral Mortgage Loans sold under the Purchase and Servicing Agreement.

         "Agreement": This Additional Collateral Servicing Agreement.

         "Appraised Value": With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for Servicer at the time of origination of the Mortgage Loan, and (ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

         "Control Agreement": With respect to each Mortgage 100K Loan, the Merrill Lynch Pledged Collateral Account Control Agreement between the guarantor or mortgagor, as applicable, the Servicer and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the guarantor or mortgagor, as applicable, has granted a security interest in a Securities Account.

         "Equity Access(R) Agreement": The revolving line of credit agreement entered into between the Servicer and the guarantor under any Parent Power(R) Guaranty Agreement for Real Estate pursuant to which a line of credit may be drawn upon by the Additional Collateral Servicer to fund the payment by such guarantor of a loss specified in such Parent Power(R) Guaranty Agreement for Real Estate.

         "Equity Access(R) Mortgage": The mortgage, deed of trust or other security instrument ( including all amendments and supplements thereto) made by the guarantor under any Parent Power(R) Guaranty Agreement for Real Estate to secure its obligations thereunder and under the related Equity Access(R) Agreement.

         "Loan Purchase and Sale Exhibit": Certain provisions, attached to this Agreement as

Exhibit A, from the Loan Purchase and Sale Agreement, dated as of December 15, 2000, between MLCC and Cendant, and exhibits thereto, pursuant to which MLCC shall be responsible for servicing and administering the Additional Collateral.

         "Loan-to-Value Ratio": With respect to any Mortgage Loan, the ratio on the date of origination of the outstanding principal balance of such Mortgage Loan to the Appraised Value of the related Mortgaged Property.

         "MLCC": Merrill Lynch Credit Corporation and its successors in interest. "Mortgage 100K Loan": A Mortgage Loan secured by Additional Collateral in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Additional Collateral Requirement.

         "Mortgage 100K Pledge Agreement": With respect to each Mortgage 100K Loan, the Pledge Agreement for Securities Account between the related mortgagor and the Additional Collateral Servicer pursuant to which such mortgagor granted a security interest in the related securities and other financial assets held therein.

         "Mortgage Loan": An individual mortgage loan and all rights with respect thereto, including but not limited to all documents included in the Mortgage File, evidenced by a mortgage note and secured by a mortgage encumbering the Mortgaged Property.

         "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling.

         "Original Additional Collateral Requirement": With respect to any Additional Collateral Mortgage Loan, an amount equal to the Additional Collateral required at the time of the origination of such Additional Collateral Mortgage Loan. Even though for other purposes the Original Additional Collateral Requirement may actually exceed thirty percent (30%) of the original principal balance of an Additional Collateral Mortgage Loan, solely for purposes of the Required Surety Payment, the Original Additional Collateral Requirement for an Additional Collateral Mortgage Loan will be deemed not to exceed thirty percent (30%) of its original principal balance.

         "Parent Power(R) Agreement:" With respect to each Parent
Power(R) Mortgage Loan, a Parent Power(R) Guaranty and Security Agreement for Securities Account or a Parent Power(R) Guaranty Agreement for Real Estate.

         "Parent Power(R) Guaranty Agreement for Real Estate:" With respect to a Parent Power(R) Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan, authorizes the Additional Collateral Servicer to draw on the related Equity Access Agreement to fund such guaranty and has secured such Equity Access Agreement with an Equity Access Mortgage secured by a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral

Requirement for such Parent Power(R)

         Mortgage Loan. For purposes of this definition, the Parent Power(R) Guaranty Agreement For Real Estate shall not include the rights of the mortgagee under the Equity Access(R) Agreement referred to therein and under the Equity Access(R) Mortgage, which rights have been retained by the Additional Collateral Servicer.

         "Parent Power(R) Guaranty and Security Agreement for Securities Account": With respect to a Parent Power(R) Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under 'such Parent Power(R) Mortgage Loan and has granted a security interest to the Additional Collateral Servicer in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan.

         "Parent Power(R) Mortgage Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of the Servicer's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan as set forth in the Underwriting Guide, which Mortgage Loan is supported by a Parent Power(R) Agreement.

         "Pledge Agreements": Any Mortgage 100K Pledge Agreement or Parent Power(R) Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.

         "Required Surety Payment": With respect to any defaulted Additional Collateral Mortgage Loan for which a claim is payable under the Surety Bond under the procedures referred to herein, the lesser of (i) the principal portion of the realized loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan (but not more than 30% of the original principal balance of such Mortgage Loan) over (b) the net proceeds realized by the Additional Collateral Servicer from the related Additional Collateral.

         "Securities Account": With respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that are the subject of the related Mortgage 100K Pledge Agreement.

         "Surety Bond": Either (a) the limited purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, issued by Ambac Assurance Corporation (f/k/a Ambac Indemnity Corporation) for the benefit of certain beneficiaries, but only to the extent that such Surety Bond covers any Additional Collateral Mortgage Loans, or (b) if so specified by the Servicer with respect to any Additional Collateral Mortgage Loans at the time of purchase thereof under the Purchase and Servicing Agreement, any other surety bond specified by the Servicer.

         "Surety Bond Issuer": Either (a) Ambac Assurance Corporation, (f/k/a Ambac Indemnity Corporation) or any successor thereto, or (b) if so specified by the Servicer with respect to any Additional Collateral Mortgage Loans at the time of purchase thereof under the Purchase and

Servicing Agreement, any other surety bond issuer specified by the Servicer.

         "Underwriting Guide": The underwriting guide of the Servicer, as revised from time to time in accordance with the provisions of the Purchase and Servicing Agreement.

         Except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms used herein other than those defined in this Agreement shall have the meanings set forth in the Purchase and Servicing Agreement.

Section 2.  Representations

(a) Servicer hereby represents and warrants to Purchaser that prior to its assignment to Purchaser, Servicer had a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following Servicer's assignment of the Pledge Agreements and related security interest, Purchaser has a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

(b) Servicer represents and warrants to Purchaser that the Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond subject to the limitations set forth therein. Servicer covenants that within 2 Business Days after the Funding Date for any purchase of Additional Collateral Mortgage Loans, Servicer will deliver to the Surety Bond Issuer an "Assignment and Notice of Transfer" in the form of Attachment 2 to the Surety Bond, or any other similar instrument required to be delivered under the Surety Bond, executed by Servicer, Purchaser and MLCC, and that all other requirements for transferring coverage under the Surety Bond in respect of such Additional Collateral Mortgage Loans to the Purchaser shall be complied with. Servicer shall indemnify Purchaser and to hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that are related to or arise from the non-payment of Required Surety Payments with respect to the Additional Collateral Loans purchased by Purchaser from Cendant on the date hereof. The indemnification obligation provided in this paragraph shall expire upon receipt by the Surety Bond Issuer of an Assignment and Notice of Transfer referred to in this paragraph, signed by both Servicer and Purchaser.

(c) Servicer represents and warrants that the assignment of rights to Purchaser under the Surety Bond, as described herein, will not result in Purchaser assuming any obligations or liabilities of Servicer with respect thereto.

(d) With respect to each Additional Collateral Mortgage Loan sold under the Purchase and Servicing Agreement, the following representations and warranties made under Section 3.03 thereof are hereby modified as follows:

(6) Original Terms Unmodified. The terms of the Mortgage Note, the Mortgage and any Additional Collateral Agreements related to such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage Loan Schedule;

(7) No Defenses. The Mortgage Note, the Mortgage and any Additional Collateral Agreements related to such Mortgage Loan are net subject to any right of rescission, set-off or defense, including the defense 6f usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage (or any Additional Collateral Agreement), or the exercise of any right thereunder, render such Mortgage (or any Additional Collateral Agreement) unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto; and

(18) No Defaults. (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note, any Additional Collateral Agreement or any other agreements, documents, or instruments related to such Mortgage Loan; (b) there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) the Mortgagor(s) with respect to such Mortgage Loan is (I) not in default under any other Mortgage Loan or (2) the subject of an Insolvency Proceeding; (d) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; and (e) in no event has the Seller waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note, any Additional Collateral Agreement or any other agreements, documents, or instruments related to such Mortgage Loan.

Section 3.  Assignment of Security Interest

(a) With respect to each Additional Collateral Mortgage Loan sold to Purchaser under the Purchase and Servicing Agreement, the Servicer hereby assigns to the Purchaser its security interest in and to any Additional Collateral, all of its rights in each Additional Collateral Agreement, its right to receive amounts due or to become due in respect of any Additional Collateral and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Mortgage Loans.

(b) For all purposes under the Purchase and Servicing Agreement, as to any Additional Collateral Mortgage Loans sold thereunder, the Legal Documents listed on Schedule B-i thereto shall include the following:

         - With respect to each Additional Collateral Mortgage Loan, a copy of the related Mortgage I 00K Pledge Agreement or Parent Power(R) Agreement, as the case may be.

         - With respect to each Additional Collateral Mortgage Loan, a copy of the UCC-l, to the extent Servicer received such UCC-l from MLCC, and an original form UCC-3, if applicable, to the extent Servicer received such UCC-3 from MLCC, together with a copy of the applicable notice of assignment to and acknowledgment by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         - In connection with a Parent Power(R) Mortgage Loan supported by a Parent Power(R) Guaranty Agreement for Real Estate, a copy Of the related Equity Access(R) Mortgage.

(b) With respect to any Additional Collateral Mortgage Loan for which Servicer has received from MLCC a Form UCC-3, the Additional Collateral Servicer shall cause to be tiled in the appropriate recording office a Form UCC-3 giving notice of the assignment of the related security interest to the Purchaser and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

Section 4.  Servicing of Additional Collateral.

(a) Subject to subsection (b) below, the Servicer shall service and administer the Securities Accounts and other Additional Collateral, in accordance with the terms of (i) the procedures it employs to administer Securities Accounts for its own benefit (as the same may be amended from time to time) and (ii) the related Additional Collateral Agreements.

(b) Notwithstanding any other provision of this Agreement or in the Loan Purchase and Sale Exhibit to the contrary, except as provided below in this subsection (b), the Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of MLCC or to enforce the obligations of MLCC with respect to any Additional Collateral or any Surety Bond, including, without limitation, the collection of any amounts owing to the Purchaser in respect thereof, or to service and administer the Additional Collateral, unless and until MLCC's obligations to administer the Additional Collateral as provided in the Loan Purchase and Sale Exhibit have been terminated with respect to the Additional Collateral Mortgage Loans sold under the Purchase and Servicing Agreement, in which case the Servicer shall be bound to service and administer the Additional Collateral and the Surety Bond in accordance with the provisions of this Agreement and the related Additional Collateral Agreements, from the date of such termination. The Servicer shall use reasonable efforts to monitor the overall quality of MLCC's administration of the Additional Collateral as provided in the Loan Purchase and Sale Exhibit, and shall take appropriate action thereunder if MLCC fails to substantially comply with its obligations to administer the Additional Collateral. In the event that Servicer receives an indemnification payment from MLCC as provided in the Loan Purchase and Sale Exhibit that is attributable to losses resulting from MLCC's failure to administer the Additional Collateral in accordance with the terms set forth in the Loan Purchase and Sale Exhibit in connection with Additional Collateral Mortgage Loans sold under the Purchase and Servicing Agreement, Servicer shall remit such amount to the Purchaser.

(e) The Additional Collateral Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments; provided that the Additional Collateral Servicer shall not obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Additional Collateral Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Servicer shall proceed with any acquisition of REO Property in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Collection Account, subject to withdrawal pursuant to
         Section 5.05 of the Purchase and Servicing Agreement; provided, that such proceeds shall not be so deposited if the Required Surety Payment in respect of such Additional Collateral Mortgage Loan has been deposited in the Collection Account or otherwise paid to the Purchaser (except to the extent of any such proceeds taken into account in calculating the amount of the Required Surety Payment).

(d) Servicer shall be released from its obligations to administer the Securities Accounts or the Parent Power Guaranty Agreement for Real Estate as applicable upon termination of the related Pledge Agreement or the Parent Power(R) Guaranty Agreement for Real Estate. Purchaser acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan upon termination of the related Pledge Agreement or the Parent Power(R) Guaranty Agreement For Real Estate.

(e) The Additional Collateral Servicer may, without the consent of the Purchaser, amend or modify a Mortgage 100 Pledge Agreement or a Parent Power Agreement in any non-material respect to reflect administrative or account changes, provided that the same are consistent with the Underwriting Guide.

Section 5.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Mortgage Loan, as determined by the Additional Collateral Servicer, the Additional Collateral Servicer shall so notify the Purchaser as soon as reasonably practicable. The Additional Collateral Servicer shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety Bond Issuer as a claim for a required surety. The Purchaser shall execute such notice if requested by the Additional Collateral Servicer.

(b) In the event that the Servicer receives a Required Surety Payment from the Surety Bond Issuer on behalf of the Purchaser, the Servicer shall deposit such Required Surety Payment in the Collection Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of the Purchase and Servicing Agreement applicable to Insurance Proceeds.

(c) Purchaser has signed an Indemnification Agreement, dated ________, 2001 with Surety Bond Issuer pursuant to which Purchaser will Indemnify Surety Bond Issuer in respect of Additional Collateral Mortgage Loans as to certain matters, including but not limited to any securitization of the Additional Collateral Mortgage Loans. Purchaser will cooperate with Servicer to transfer to Purchaser the coverage of the Surety Bond in respect of the Additional Collateral Mortgage Loans.

Section 6. Non-Disclosure. With respect to the sale or potential sale of any of the Additional Collateral Mortgage Loans, Purchaser shall not use, circulate, quote, or otherwise refer to Surety Bond Issuer or the Surety Bond for any purpose, including but not limited to the registration, purchase and sale of securities, nor file the Surety Bond with or refer to it or Surety Bond Issuer as part of any registration statement or offering document, without the express prior written consent of the Surety Bond Issuer as to both form and substance of such disclosure, and notice to the Servicer. Purchaser may in no way publicly disclose the existence of the Surety Agreement without the express written consent of the Surety Bond Issuer, and notice to the Servicer.

Section 7. Termination. The respective obligations and responsibilities of the Servicer and the Purchaser created hereby shall terminate, upon the termination of the Servicer's servicing obligations under the Purchase and Servicing Agreement in respect of the Additional Collateral Mortgage Loans sold thereunder.

Section 8. Amendment. This Agreement may be amended from time to time by parties hereto by written agreement signed by the Servicer and the Purchaser.

Section 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

Section 11 . Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

         (i)      if to the Servicer:
                  Cendant Mortgage Corporation
                  3000 Leadenhall Road, Mt.  Laurel, NJ 08054
                  Attention: Peter A.  Thomas, Vice President, Secondary
                             Marketing
or, such other address as may hereafter be furnished to the Purchaser in writing by the Servicer.

         (ii)     if to the Purchaser:
                  Lehman Brothers Bank, FSB
                  2530 South Parker Road, Suite 600
                  Aurora, Colorado 80014
                  Attention: Kevin Yamane

or such other address as may hereafter be furnished to the Servicer in writing by the Purchaser.

         (iii)    if to the Surety Bond Issuer:
                  Ms. Donna Troia
                  Vice President

Section 12. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 13. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Section 14. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 15. Further Agreements. The Servicer and the Purchaser each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 16. Interpretation. Any breach by the Servicer of the representations, warranties, agreements or covenants contained herein shall be deemed a breach of the representations, warranties, agreements and covenants contained in the Purchase and Servicing Agreement, and upon any such breach Purchaser shall be entitled to exercise all rights and remedies available to it for any such breach of the Purchase and Servicing Agreement, including without limitation the right to indemnification or to require repurchase set forth in the Purchase and Servicing Agreement.

IN WITNESS WHEREOF, the Servicer and the Purchaser have caused their names to be signed to this Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                       CENDANT MORTGAGE CORPORATION

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                       LEHMAN BROTHERS BANK, FSB

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------
right to indemnification or to require repurchase set forth in the Purchase and Servicing Agreement.

WITNESS WHEREOF, the Servicer and the Purchaser have caused their names to be signed to this Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                       CENDANT MORTGAGE CORPORATION

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                       LEHMAN BROTHERS BANK, FSB

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                    EXHIBIT A

                         LOAN PURCHASE AND SALE EXHIBIT

         The following provisions are excerpted from the Loan Purchase and Sale Agreement, dated as of December 15, 2000, between MLCC and Servicer:

         Section 8. Representations and Warranties of MLCC as to Pledged Asset Services. MLCC represents and warrants to Cendant that prior to its assignment to the related investor, MLCC has a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following MLCC's assignment of the Pledge Agreements and related security interest, the related investor has a first priority perfected security interest in each Securities Account, or if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

         Section 11. Indemnification. (a) Each Party hereto (each an "Indemnitor") agrees to indemnify, defend and hold harmless the other Party and each of its respective officers, directors, employees, agents, attorneys, members and shareholders of each of the foregoing (collectively called the "Indemnitees") from and against any and all Losses (as that term is defined in the Origination Agreement) imposed on, incurred by or asserted against such Indemnitees, whether brought under common law or in equity, or in contract, tort or otherwise, caused by, arising from or connected with (i) the breach by the Indemnitor of any term, condition, representation, obligation or warranty of such Indemnitor set forth in this Agreement or (ii) the negligence or willful misconduct of the Indemnitor.

         (b) Before either party is entitled to indemnification as provided in this Section 11, the Party claiming indemnification shall give notice to the other Party of the claimed breach, and the other Party shall have sixty (60) days to cure such breach, which period shall have expired before either Party may enforce rights to indemnification hereunder. Cure of the breach within such sixty (60) day period shall not relieve the breaching Party from its obligations to indemnify the other Party for the Losses suffered by the other Party on account of the breach by the breaching Party.

         (d) The indemnification provisions contained in this Section 11 shall survive the termination of this Agreement.

         EXHIBIT B (Servicing Provisions) 10. Notwithstanding anything to the contrary in the Purchase Agreement, MLCC shall service and administer all Additional collateral, it being understood and agreed that only MLCC shall service and administer the related securities accounts, lines of credit, Equity Access Loans and guarantees with respect to Additional Collateral Agreements.

                      SECRETARY'S CERTIFICATE OF INCUMBENCY

         I, John 0.  Hromy, hereby certify that:

         1. I am a duly elected, qualified and acting Assistant Secretary of Cendant Mortgage Corporation, a New Jersey corporation (the "Corporation").

         2. The following is the name and official signature of the indicated employees or duly elected, qualified and acting officers of the
Corporation:

Name                  Title                                          Signature
Peter A.  Thomas      Vice President - Secondary Marketing
                                                                     -----------------------------
Crissy Judge          Director - Secondary Marketing
                                                                     -----------------------------
Karen Collins         Sr. Analyst - Secondary Marketing
                                                                     -----------------------------
Martin Foster         Senior Vice President - Servicing
                                                                     -----------------------------
Deborah Gross         Director - Servicing
                                                                     -----------------------------
Marc Hinkel           Vice President - Servicing
                                                                     -----------------------------
Donna Sharples        Manager - Servicing
                                                                     -----------------------------
Karen Ziegler         Manager - Servicing
                                                                     -----------------------------
Sue Brown             Reconveyance Supervisor - Servicing
                                                                     -----------------------------
Rick Anderson         Manager - Servicing
                                                                     -----------------------------
Fred Puglisi          Director - Document Control
                                                                     -----------------------------
Renato Bautista       Manager - Document
                                                                     -----------------------------
Joanne Kessler        Supervisor - Document Control
                                                                     -----------------------------
Mannon Harmon         Supervisor - Document Control
                                                                     -----------------------------
Kelly Dilauro         Supervisor - Document Control
                                                                     -----------------------------
Healther Hoffman      Supervisor - Document Control
                                                                     -----------------------------
Andrea Kanopka        Supervisor - Document Control
                                                                     -----------------------------
Annette Henville      Supervisor - Document Control
                                                                     -----------------------------
Tina Wydrzynski       Investor Accountant - Servicing
                                                                     -----------------------------
Wallace (Bud) Ryan    Sr. Analyst - Secondary Marketing
                                                                     -----------------------------
Vadim Khoper          Jr. Analyst - Secondary Marketing
                                                                     -----------------------------
Linda Shinn           Sr. Investor Accountant - Servicing
                                                                     -----------------------------

April D' Orazio       Sr. Analyst - Secondary Marketing
                                                                     -----------------------------
Bill Fricke           Manager - Investor Accounting
                                                                     -----------------------------
Brian King            Manager - Secondary Marketing
                                                                     -----------------------------

         3. The above named employees or officers are authorized on behalf of the Corporation to execute any documents necessary in connection with any Pooling and Servicing ~ Agreement or similar agreement relating to a mortgage loan sale or securitization transaction between the Corporation, as Seller and/or Servicer/Master Servicer, and the Bank of New York, as Trustee.

         IN WITNESS WHEREOF, I have hereunto subscribed my name as Assistant Secretary, pursuant to due and lawful corporate authority, and affixed the seal of the Corporation as of this 4th thy of June 2001.

                                                     ---------------------------
                                                     John G. Hromy
                                                     Assistant Secretary

                            LEHMAN BROTHERS BANK, FSB

                                February 1 , 2002

Cendant Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054

Attention:        Peter A.  Thomas
                  Vice President, Secondary Marketing

         Re:      Confirmation of Purchases under Mortgage Loan
                  Flow Purchase, Sale & Servicing Agreement dated as of February 1, 2002

Ladies and Gentleman:

Reference is made to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of February 1, 2002 (the "February 2002 Purchase Agreement") among Lehman Brothers Bank, FSB, as Purchaser (the "Purchaser"), and Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust, as Sellers (each a "Seller" and together the "Sellers"). It is acknowledged that there is an agreement, other than the February 2002 Purchase Agreement, among the Sellers and the Purchaser, and in the future there may be other agreements among the Sellers and the Purchaser, with respect to the purchase of mortgage loans. It is hereby agreed that all mortgage loans purchased by the Purchaser from a Seller by the Purchaser's use of Aurora Loan Services Inc. (or its employees) as a contracting or purchasing agent (excluding as a master servicer on behalf of the Purchaser) on its behalf, shall be deemed to be purchases under the February 2002 Purchase Agreement, unless otherwise specified in writing by the Purchaser.

                            [Signature Page Follows]

                                        LEHMAN BROTHERS BANK, FSB

                                        By:
                                           -------------------------------------
                                           Name:  Kevin A. Yamane
                                           Title: Vice President

ACCEPTED AND AGREED:

CENDANT MORTGAGE CORPORATION

By:
   ----------------------------------
   Name:
   Title:

BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as
CENDANT RESIDENTIAL MORTGAGE TRUST)

By:   Cendant Mortgage Corporation, as Administrator

By:
   -----------------------------------
   Name:
   Title:

                                        LEHMAN BROTHERS BANK, FSB

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

ACCEPTED AND AGREED:

CENDANT MORTGAGE CORPORATION

By:
   -----------------------------------
   Name:
   Title:

BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as
CENDANT RESIDENTIAL MORTGAGE TRUST)

By:   Cendant Mortgage Corporation, as Administrator

By:
   -----------------------------------
   Name:
   Title: